                                                                  Exhibit 10.108

     As disclosed in the prospectus constituting a part of a registration statement on Form S-4 filed by Edison Mission Enrgy and Midwest Generation, this is not an agreement to which either Edison Mission Energy or Midwest
    Generation is a party. However, because it contains a number of tests to which Midwest Generation is bound, it is incorporated by reference. This caption does not constitute a part of the Credit Agreement.


                                                           EXECUTION COUNTERPART

================================================================================



                                CREDIT AGREEMENT



                          DATED AS OF DECEMBER 15, 1999



                                      AMONG



                      EDISON MISSION MIDWEST HOLDINGS CO.,



                                       AND



                    CERTAIN COMMERCIAL LENDING INSTITUTIONS,



                                       AND



                            THE CHASE MANHATTAN BANK



                   AS THE ADMINISTRATIVE AGENT FOR THE LENDERS



                                   ARRANGED BY
                             CHASE SECURITIES INC.,
                           SALOMON SMITH BARNEY INC.,
                                SOCIETE GENERALE
                                       AND
                      WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                 NEW YORK BRANCH


================================================================================

                                TABLE OF CONTENTS
                                -----------------



ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS.......................................1

    SECTION 1.1 DEFINED TERMS....................................................1
    SECTION 1.2 USE OF DEFINED TERMS............................................20
    SECTION 1.3 CROSS-REFERENCES................................................20
    SECTION 1.4 ACCOUNTING AND FINANCIAL DETERMINATIONS.........................21

ARTICLE 2 COMMITMENTS AND BORROWING PROCEDURES..................................21

    SECTION 2.1 COMMITMENTS.....................................................21
       SECTION 2.1.1 TRANCHE A LOAN COMMITMENT..................................21
       SECTION 2.1.2 PROCEDURE FOR TRANCHE A LOAN BORROWING.....................21
       SECTION 2.1.3 TRANCHE B LOAN COMMITMENT..................................21
       SECTION 2.1.4 PROCEDURE FOR TRANCHE B LOAN BORROWING.....................22
       SECTION 2.1.5 TRANCHE C LOAN COMMITMENT..................................22
       SECTION 2.1.6 PROCEDURE FOR TRANCHE C LOAN BORROWING.....................22
    SECTION 2.2 LENDERS NOT REQUIRED TO MAKE LOANS..............................23
    SECTION 2.3 REDUCTION OF THE COMMITMENTS....................................23
    SECTION 2.4 CONTINUATION AND CONVERSION ELECTIONS...........................24
    SECTION 2.5 FUNDING.........................................................24
    SECTION 2.6 RENEWAL OF TRANCHE A LOAN COMMITMENTS...........................24

ARTICLE 3 REPAYMENTS, PREPAYMENTS, INTEREST AND FEES............................25

    SECTION 3.1 REPAYMENTS AND PREPAYMENTS......................................25
       SECTION 3.1.1 OPTIONAL PREPAYMENTS AND COMMITMENT REDUCTIONS.............26
       SECTION 3.1.2 MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS............26
    SECTION 3.2 INTEREST PROVISIONS.............................................27
       SECTION 3.2.1 RATES......................................................27
       SECTION 3.2.2 POST-MATURITY RATES; DEFAULT RATES.........................28
       SECTION 3.2.3 PAYMENT DATES..............................................28
       SECTION 3.2.4 INTEREST RATE DETERMINATION................................29
    SECTION 3.3 FEES............................................................29
       SECTION 3.3.1 FACILITY FEE...............................................29
       SECTION 3.3.2 ADMINISTRATIVE AGENT'S FEE AND MISCELLANEOUS FEES..........29

ARTICLE 4 CERTAIN LIBO RATE AND OTHER PROVISIONS................................29

    SECTION 4.1 LIBO RATE LENDING UNLAWFUL......................................29
    SECTION 4.2 INABILITY TO DETERMINE RATES....................................29
    SECTION 4.3 INCREASED LIBO RATE LOAN COSTS..................................30
    SECTION 4.4 OBLIGATION TO MITIGATE..........................................30
    SECTION 4.5 FUNDING LOSSES..................................................31
    SECTION 4.6 INCREASED CAPITAL COSTS.........................................31
    SECTION 4.7 TAXES...........................................................32
    SECTION 4.8 PAYMENTS, COMPUTATIONS..........................................33
    SECTION 4.9 SHARING OF PAYMENTS.............................................33
    SECTION 4.10 SET-OFF........................................................34
    SECTION 4.11 REPLACEMENT OF LENDER..........................................34

ARTICLE 5 CASH FLOW RECAPTURE FUND..............................................35

    SECTION 5.1 CASHFLOW RECAPTURE FUND.........................................35

ARTICLE 6 CONDITIONS TO EFFECTIVENESS AND LOANS.................................35

    SECTION 6.1 CONDITIONS TO EFFECTIVENESS.....................................35
       SECTION 6.1.1 LOAN DOCUMENTS.............................................35


                                CREDIT AGREEMENT

       SECTION 6.1.2 ACQUISITION................................................35
       SECTION 6.1.3 THE FACILITY LEASES........................................35
       SECTION 6.1.4 ENVIRONMENTAL REPORTS......................................35
       SECTION 6.1.5 FINANCIAL STATEMENTS.......................................35
       SECTION 6.1.6 PROJECTIONS; RATING AGENCY PRESENTATIONS...................36
       SECTION 6.1.7 CLOSING FEES, EXPENSES.....................................36
       SECTION 6.1.8 APPROVALS..................................................36
       SECTION 6.1.9 CONSULTANTS' REPORTS.......................................36
       SECTION 6.1.10 LIEN SEARCH; RECORDINGS AND FILINGS.......................36
       SECTION 6.1.11 RESOLUTIONS...............................................37
       SECTION 6.1.12 OFFICER'S CERTIFICATE.....................................37
       SECTION 6.1.13 OPINIONS OF COUNSEL.......................................37
       SECTION 6.1.14 ASSET APPRAISAL...........................................37
       SECTION 6.1.15 NO MATERIAL ADVERSE CHANGE................................37
    SECTION 6.2 ALL LOANS.......................................................37
       SECTION 6.2.1 REPRESENTATIONS AND WARRANTIES; NO DEFAULT.................37
       SECTION 6.2.2 BORROWING REQUEST..........................................38
       SECTION 6.2.3 SATISFACTORY LEGAL FORM....................................38

ARTICLE 7 REPRESENTATIONS AND WARRANTIES........................................38

    SECTION 7.1 FINANCIAL INFORMATION...........................................38
    SECTION 7.2 ORGANIZATION; POWER.............................................38
    SECTION 7.3 DUE AUTHORIZATION; NON-CONTRAVENTION............................38
    SECTION 7.4 APPROVALS.......................................................38
    SECTION 7.5 ACCURACY OF INFORMATION.........................................39
    SECTION 7.6 VALIDITY........................................................39
    SECTION 7.7 COMPLIANCE WITH LAW AND CONTRACTUAL OBLIGATIONS.................39
    SECTION 7.8 REGULATIONS T, U AND X..........................................39
    SECTION 7.9 LITIGATION......................................................40
    SECTION 7.10 OWNERSHIP OF PROPERTIES........................................40
    SECTION 7.11 TAXES..........................................................40
    SECTION 7.12 INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY
                 ACT; OTHER REGULATION..........................................40
    SECTION 7.13 ENVIRONMENTAL WARRANTIES.......................................40
    SECTION 7.14 THE OBLIGATIONS................................................41
    SECTION 7.15 YEAR 2000 MATTERS..............................................41
    SECTION 7.16 PENSION AND WELFARE PLANS......................................41

ARTICLE 8 COVENANTS.............................................................42

    SECTION 8.1 AFFIRMATIVE COVENANTS...........................................42
       SECTION 8.1.1 FINANCIAL INFORMATION, REPORTS, NOTICES....................42
       SECTION 8.1.2 CONTINUATION OF BUSINESS AND MAINTENANCE OF EXISTENCE......44
       SECTION 8.1.3 COMPLIANCE WITH REQUIREMENTS OF LAW AND CONTRACTUAL
                     OBLIGATIONS................................................44
       SECTION 8.1.4 MAINTENANCE OF GENERATING ASSETS...........................45
       SECTION 8.1.5 INSURANCE..................................................45
       SECTION 8.1.6 BOOKS AND RECORDS..........................................45
       SECTION 8.1.7 YEAR 2000 MATTERS..........................................45
       SECTION 8.1.8 ENVIRONMENTAL COVENANT.....................................46
       SECTION 8.1.9 FURTHER ASSURANCES.........................................46
       SECTION 8.1.10 FINANCIAL COVENANTS.......................................46
       SECTION 8.1.11 USE OF PROCEEDS...........................................46
       SECTION 8.1.12 RECOVERY EVENTS...........................................47
    SECTION 8.2 NEGATIVE COVENANTS..............................................47
       SECTION 8.2.1 RESTRICTIONS ON INDEBTEDNESS...............................47
       SECTION 8.2.2 LIENS......................................................49
       SECTION 8.2.3 CONSOLIDATION, MERGER......................................50
       SECTION 8.2.4 ASSET DISPOSITIONS.........................................50


                                CREDIT AGREEMENT

       SECTION 8.2.5 INVESTMENTS................................................50
       SECTION 8.2.6 TRANSACTIONS WITH AFFILIATES...............................51
       SECTION 8.2.7 RESTRICTED PAYMENTS........................................51
       SECTION 8.2.8 CAPITAL EXPENDITURES.......................................52
       SECTION 8.2.9 RESTRICTIVE AGREEMENTS.....................................52
       SECTION 8.2.10 LIMITATION ON LINES OF BUSINESS...........................52
       SECTION 8.2.11 LIMITATION ON ELECTRICITY MARKET RISK EXPOSURE............52

ARTICLE 9 EVENTS OF DEFAULT.....................................................52

    SECTION 9.1 LISTING OF EVENTS OF DEFAULT....................................52
       SECTION 9.1.1 NON-PAYMENT OF OBLIGATIONS.................................53
       SECTION 9.1.2 BREACH OF WARRANTY.........................................53
       SECTION 9.1.3 NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS.......53
       SECTION 9.1.4 NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS.........53
       SECTION 9.1.5 DEFAULT ON OTHER INDEBTEDNESS..............................53
       SECTION 9.1.6 DEFAULT ON LEASE OBLIGATIONS...............................53
       SECTION 9.1.7 BANKRUPTCY, INSOLVENCY.....................................53
       SECTION 9.1.8 PENSION PLANS..............................................54
       SECTION 9.1.9 JUDGMENTS..................................................54
       SECTION 9.1.10 REGULATORY VIOLATION......................................54
       SECTION 9.1.11 LOAN DOCUMENTATION........................................54
       SECTION 9.1.12 CHANGE IN CONTROL.........................................54
    SECTION 9.2 ACTION IF BANKRUPTCY............................................54
    SECTION 9.3 ACTION IF OTHER EVENT OF DEFAULT................................55
    SECTION 9.4 RESCISSION OF DECLARATION.......................................55

ARTICLE 10 THE AGENT............................................................55

    SECTION 10.1 ACTIONS........................................................55
    SECTION 10.2 FUNDING RELIANCE...............................................56
    SECTION 10.3 EXCULPATION....................................................56
    SECTION 10.4 SUCCESSOR......................................................57
    SECTION 10.5 LOANS BY CHASE.................................................57
    SECTION 10.6 RELIANCE BY ADMINISTRATIVE AGENT...............................57
    SECTION 10.7 NOTICE OF DEFAULT..............................................58
    SECTION 10.8 CREDIT DECISIONS...............................................58
    SECTION 10.9 COPIES.........................................................58
    SECTION 10.10 INTEREST OF LENDERS IN HOLDINGS COLLATERAL....................58

ARTICLE 11 MISCELLANEOUS PROVISIONS.............................................58

    SECTION 11.1 WAIVERS, AMENDMENTS............................................58
    SECTION 11.2 NOTICES........................................................59
    SECTION 11.3 PAYMENT OF COSTS AND EXPENSES..................................59
    SECTION 11.4 INDEMNIFICATION................................................60
    SECTION 11.5 SURVIVAL.......................................................61
    SECTION 11.6 SEVERABILITY...................................................61
    SECTION 11.7 HEADINGS.......................................................62
    SECTION 11.8 EXECUTION IN COUNTERPARTS......................................62
    SECTION 11.9 GOVERNING LAW; ENTIRE AGREEMENT................................62
    SECTION 11.10 SUCCESSORS AND ASSIGNS........................................62
    SECTION 11.11 SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN
                  LOANS AND NOTES...............................................62
       SECTION 11.11.1 ASSIGNMENTS..............................................62
       SECTION 11.11.2 PARTICIPATIONS...........................................63
    SECTION 11.12 OTHER TRANSACTIONS............................................64
    SECTION 11.13 SUBMISSION TO JURISDICTION; WAIVERS...........................64
    SECTION 11.14 WAIVERS OF JURY TRIAL.........................................65
    SECTION 11.15 NON-RECOURSE PERSONS..........................................65


                                CREDIT AGREEMENT

    SECTION 11.16 ACKNOWLEDGMENTS...............................................65
    SECTION 11.17 RELEASES OF HOLDINGS COLLATERAL AND GUARANTEE
                  OBLIGATIONS...................................................65
    SECTION 11.18 CONFIDENTIALITY...............................................66
    SECTION 11.19 EFFECTIVENESS.................................................66


ANNEXES
Annex I         -    Pricing Grid
Annex II        -    Cashflow Recapture Grid

EXHIBITS
A-1             -    Form of Tranche A Note
A-2             -    Form of Tranche B Note
A-3             -    Form of Tranche C Note
B               -    Form of Borrowing Request
C               -    Form of Continuation/Conversion Notice
D               -    Form of Lender Assignment Agreement
E               -    Form of Intercreditor Agreement
F               -    Form of Midwest Guarantee
G               -    Form of Lease Obligations Guarantee
H               -    Form of Opinion of New York Counsel to the Borrower


SCHEDULES
Schedule 1.1(a)                Commitments
Schedule 1.1(b)                Lending Offices
Schedule 7.4                   Governmental Approvals
Schedule 7.5                   Factual Information
Schedule 7.9                   Litigation
Schedule 8.2.1(a)              Existing Lease Liabilities
Schedule 8.2.1(d)              Permitted Indebtedness for Acquisition and
                               Construction
















                                    CREDIT AGREEMENT

         CREDIT AGREEMENT dated as of December 15, 1999 among EDISON MISSION MIDWEST HOLDINGS CO., a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties hereto (collectively, the "LENDERS") and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS

         A. The Borrower has requested that the Lenders establish credit facilities (i) to provide additional financing required for the acquisition of certain electric generation facilities and other related assets associated therewith and ancillary thereto located in the State of Illinois (collectively, the "COMED ASSETS") pursuant to the Asset Sale Agreement dated as of March 22, 1999 (as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time, the "ASSET SALE AGREEMENT") with Commonwealth Edison Company, as seller, and Edison Mission Energy (as defined below), as purchaser, (ii) to provide liquidity support for the Borrower's proposed commercial paper program and (iii) for general corporate and working capital purposes.

         B. The Lenders are willing to make such credit facilities available upon and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1
                        DEFINITIONS AND ACCOUNTING TERMS


         SECTION 1.1 DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ACQUISITION" means the acquisition of the ComEd Assets by Midwest (and, in the case of the Leased Assets, the Facility Lessors) pursuant to the Asset Sale Agreement.

         "ADMINISTRATIVE AGENT" means Chase in its capacity as administrative agent for the Lenders hereunder, and includes each other Person as may have subsequently been appointed as the successor Administrative Agent pursuant to
SECTION 10.4.

         "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan or Welfare Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGENT-RELATED PERSONS" means the Administrative Agent, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "AGREEMENT" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of:

                  (i) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent at its principal office in New York, New York, as its "base rate" (or such other term used by any successor Administrative Agent). The "base rate" is a rate set by the Administrative Agent based upon various factors including the Administrative Agent's cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate; or

                  (ii) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2 of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

                  "APA" means the Asset Purchase Agreement dated as of December 15, 1999 among CXC Incorporated, as the "Securitization Company", Funding LLC, as Borrower, each of the Purchasers party thereto, Citibank, N.A., as Agent and Citicorp North America, Inc., as operating agent for the Securitization Company and the RCE Agent referred to therein, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "APPLICABLE MARGIN" means, for any day with respect to any Loan, the rate per annum in effect for such day based on the Borrower's Debt Rating for such day determined as provided in the Pricing Grid.

         "APPLICABLE PARTICIPATION AGREEMENT" means (a) as to Facility Lessor I, the Participation Agreement (T1), dated as of December 15, 1999, among Collins Holdings, Facility Lessor I, Wilmington Trust Company in its capacity as trustee of Facility Lessor I, Collins Generation I, LLC, the Borrower, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and Citibank, N.A. as the Holder Representative, (b) as to Facility Lessor II, the Participation Agreement (T2), dated as of December 15, 1999, among Collins Holdings, Facility Lessor II, Wilmington Trust Company in its capacity as trustee of Facility Lessor II, Collins Generation II, LLC, the Borrower, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and Citibank, N.A. as the Holder Representative, (c) as to Facility Lessor III, the Participation Agreement (T3), dated as of December 15, 1999, among Collins Holdings, Facility Lessor III, Wilmington Trust Company in its capacity as trustee of Facility Lessor III, Collins Generation III, LLC, the Borrower, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and Citibank, N.A. as the Holder Representative and (d) as to Facility Lessor IV, the Participation Agreement (T4), dated as of December 15, 1999, among Collins Holdings, Facility Lessor IV, Wilmington Trust Company in its capacity as trustee of Facility Lessor IV, Collins Generation IV, LLC, the Borrower, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and Citibank, N.A. as the Holder Representative, in each case, as the same may from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "ASSET SALE AGREEMENT" has the meaning set forth in the RECITALS.

         "ASSIGNEE" has the meaning set forth in SECTION 11.11.1.

         "ASSIGNOR" has the meaning set forth in SECTION 11.11.1.

         "AUTHORIZED REPRESENTATIVE" means, relative to any Loan Party, those of its officers and employees whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to SECTION 6.1.11.


                                    CREDIT AGREEMENT

         "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate plus the Applicable Margin from time to time in effect.

         "BASIC LEASE RENT" means, with respect to each Facility Lease, Basic Lease Rent as such term is defined in such Facility Lease.

         "BASIC SUBLEASE RENT" means with respect to each Facility Sublease, Basic Lease Rent as such term is defined in such Facility Sublease.

         "BORROWER" has the meaning set forth in the PREAMBLE.

         "BORROWING" means Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period, made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with SECTIONS 2.1.2, 2.1.4 or 2.1.6.

         "BORROWING DATE" means any Business Day specified in a notice pursuant to Section 2.1.2, 2.1.4 or 2.1.6 as a date which the Borrower requests the Lenders to make Loans.

         "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Representative of the Borrower, substantially in the form of EXHIBIT B.

         "BUSINESS DAY" means:

                  (i) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

                  (ii) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

         "CAPITAL LEASE" means, with respect to any Person, a lease of (or other Indebtedness arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability set forth on the balance sheet of such Person or such Person's Subsidiaries in accordance with GAAP.

         "CAPITALIZED INTEREST AMOUNT" means, on any Interest Capitalization Date, the amount of interest that is capitalized on the Funding LLC Loans on such Interest Capitalization Date.

         "CAPITALIZED LEASE LIABILITIES" of any Person means all monetary obligations of such Person under any Capital Lease, and, for purposes of each Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "CASH EQUIVALENT INVESTMENT" means, at any time:

                     (i) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or an agency thereof;

                     (ii) other investments in securities or bank instruments rated at least "A" by S&P and "A2" by Moody's or "A-1" by S&P and "P-1" by Moody's and with maturities of less than 366 days; or

                     (iii) other securities as to which the Borrower has demonstrated, to the satisfaction of the Administrative Agent, adequate liquidity through secondary markets or deposit agreements.

         "CASHFLOW AVAILABLE FOR FIXED CHARGES" means, in respect of any period, the excess, if any, of Revenues (excluding proceeds of any permitted asset sale and amounts available in the Cashflow Recapture Fund) during such period OVER Operating Expenses during such period.

         "CASHFLOW RECAPTURE FUND" has the meaning set forth in SECTION 5.1.

         "CASHFLOW RECAPTURE GRID" means the cash flow recapture and ratings grid attached as ANNEX II.


                                    CREDIT AGREEMENT

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "CHANGE IN CONTROL" means (i) the failure of Edison Mission Energy (a) to own, directly or indirectly, at least 50% of the economic equity interests of any Loan Party on a fully diluted basis free and clear of Liens other than Permitted Liens or to maintain direct or indirect voting control of any Loan Party or (b) through one or more Subsidiaries, to be in control of the operation of the Generating Assets, (ii) the failure of MGE (a) to own directly or indirectly, at least 50% of the economic equity interests of the Borrower on a fully diluted basis free and clear of Liens other than Permitted Liens or to maintain direct or indirect voting control of the Borrower or (b) through one or more Affiliates, to be in control of the operation of the Generating Assets and (iii) the failure of the Borrower to own directly or indirectly, 100% of the economic interests in Midwest on a fully diluted basis free and clear of Liens other than Permitted Liens or to maintain 100% direct voting control in Midwest.

         "CHASE" means The Chase Manhattan Bank, a New York State bank.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLINS FACILITY" means the fossil fuel-fired electric generating facility known as the Collins Station, consisting of two 554 megawatt (net) units three 530 megawatt (net) units, located near the town of Morris, in Grundy County, Illinois.

         "COLLINS HOLDINGS" means Collins Holdings EME, LLC, a wholly-owned Subsidiary of MGE and a special purpose, bankruptcy-remote limited liability company organized under the laws of the State of Delaware.

         "COMED" means the Commonwealth Edison Company, an Illinois corporation.

         "COMED AGREEMENTS" means the Power Purchase Agreements as defined in the ASSET SALE AGREEMENT, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "COMED ASSETS" has the meaning set forth in the RECITALS.

         "COMMITMENT" means, with respect to each Lender, its Tranche A Loan Commitment, its Tranche B Loan Commitment and its Tranche C Loan Commitment.

         "COMMITMENT LETTER" means the Commitment Letter dated October 1, 1999 delivered by the Lead Arrangers and the Initial Lenders and accepted by the Borrower and Edison Mission Energy.

         "COMMITMENT TERMINATION DATE" means the Tranche A Loan Commitment Termination Date, Tranche B Loan Commitment Termination Date or the Tranche C Loan Commitment Termination Date, as applicable.

         "CONSOLIDATED SUBSIDIARY" means, at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if its consolidated financial statements were prepared as of such date.

         "CONSOLIDATED TANGIBLE NET ASSETS" means, as of the date of any determination thereof, the total amount of all assets of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), LESS the sum of (a) the consolidated liabilities of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) and
(b) assets properly classified as "intangible assets" in accordance with GAAP.

         "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the


                                    CREDIT AGREEMENT
indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby; PROVIDED, HOWEVER, that if the maximum amount of the debt, obligation or other liability guaranteed thereby has not been established, the amount of such Contingent Liability shall be the maximum reasonably anticipated amount of the debt, obligation or other liability.

         "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Representative of the Borrower, substantially in the form of EXHIBIT C.

         "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Loan Parties, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "CUSA" means Citicorp USA, Inc.

         "DEBT RATING" means a rating by each of Moody's and S&P of each of the Tranche A Loans, the Tranche B Loans, the Tranche C Loans and the Funding LLC Loans. If Moody's or S&P shall have changed its system of classifications after the date hereof, a Debt Rating shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to the specified level under the old rating system.

         "DEBT SERVICE COVERAGE RATIO" means, for any period, the ratio of (a) Cashflow Available for Fixed Charges for such period to (b) Fixed Charges for such period.

         "DEBT TO CAPITAL RATIO" means, with respect to the Borrower and its Consolidated Subsidiaries, the ratio as of the end of the last Fiscal Quarter for which financial statements referred to in SECTION 8.1.1 are available of
(i) the aggregate principal amount of Indebtedness of the Borrower (other than Indebtedness of the Borrower incurred pursuant to SECTION 8.2.1(i)) and its Consolidated Subsidiaries then outstanding to (ii) Total Capitalization.

         "DECLINING LENDER" has the meaning set forth in SECTION 2.6(b).

         "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "DEPOSITARY AGENT" has the meaning set forth in the Intercreditor Agreement.

         "DEPOSITARY BANK" has the meaning set forth in the Intercreditor Agreement.

         "DESIGNATED LEASE LIABILITIES" means, with respect to any Person, Capitalized Lease Liabilities or Operating Lease Liabilities of such Person outstanding (or anticipated to be outstanding) on the Effective Date and set forth on SCHEDULE 8.2.1(a).

         "DOLLAR" and the sign "$" mean lawful money of the United States.

         "DOMESTIC OFFICE" means, relative to any Lender, the office of such Lender designated on SCHEDULE 1.1(b) or designated in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto. A


                                    CREDIT AGREEMENT

Lender may have separate Domestic Offices for purposes of making, maintaining or continuing, as the case may be, Base Rate Loans.

         "EDISON MISSION ENERGY" means Edison Mission Energy, a California corporation.

         "EFFECTIVE DATE" means the date this Agreement becomes effective, as between all parties hereto, pursuant to SECTION 6.1.

         "EMOC" means Edison Mission Overseas Co., a Subsidiary of the Borrower and a limited liability company organized under the laws of Delaware.

         "EMOC LOAN DOCUMENTS" means each of (i) the Subordination Agreement dated as of December 15, 1999 entered into by and among the Holdings Collateral Agent, EMOC, and Midwest as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time, (ii) the Subordinated Loan Agreement dated as of December 15, 1999 entered into by and among EMOC and Midwest as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time, (iii) the Subordinated Revolving Loan Agreement dated as of December 15, 1999 entered into by and among EMOC and Midwest as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time and
(iv) the promissory notes related to the loans made under the agreements referred to in clauses (ii) and (iii) above.

         "EMOC PLEDGE AGREEMENT" means the Pledge Agreement dated December 15, 1999 between EMOC and the Holdings Collateral Agent, substantially in the form of Exhibit D to the Intercreditor Agreement, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "EMOL" means Edison Mission Overseas Limited, a Subsidiary of EMOC and a limited liability company organized under the laws of the United Kingdom.

         "ENVIRONMENTAL LAWS" means all statutes, laws (including common law), ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders), and any other legally enforceable requirements of any Governmental Authority relating to, regulating, or imposing liability or standards of conduct concerning Hazardous Materials, public health or protection of the environment, as have been, are now, or may at any time hereafter be in effect.

         "ENVIRONMENTAL REPORTS" means the Phase I and Phase II environmental surveys concerning the Collins Facility prepared by ENSR Corporation dated November 1998 and December 1998, respectively.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

         "EVENT OF DEFAULT" has the meaning set forth in SECTION 9.1.

         "EXCESS CASHFLOW" means, for any period, the excess, if any, of Cashflow Available for Fixed Charges for such period OVER Fixed Charges for such period.

         "EXISTING TRANCHE A LOAN TERMINATION DATE" has the meaning set forth in SECTION 2.6(b).

         "FACILITY FEE" has the meaning set forth in SECTION 3.3.1.

         "FACILITY LEASE" means Facility Lease I, Facility Lease II, Facility Lease III or Facility Lease IV, or any combination thereof (as the context requires).


                                    CREDIT AGREEMENT

         "FACILITY LEASE I" means the Facility Lease Agreement (TI), dated as of December 15, 1999, between Facility Lessor I and Collins Holdings, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "FACILITY LEASE II" means the Facility Lease Agreement (TII), dated as of December 15, 1999, between Facility Lessor II and Collins Holdings, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "FACILITY LEASE III" means the Facility Lease Agreement (TIII), dated as of December 15, 1999, between Facility Lessor III and Collins Holdings, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "FACILITY LEASE IV" means the Facility Lease Agreement (TIV), dated as of December 15, 1999, between Facility Lessor IV and Collins Holdings, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "FACILITY LESSOR I" means Collins Trust I, a Delaware business trust, together with its successor and assigns.

         "FACILITY LESSOR II" means Collins Trust II, a Delaware business trust, together with its successor and assigns.

         "FACILITY LESSOR III" means Collins Trust III, a Delaware business trust, together with its successor and assigns.

         "FACILITY LESSOR IV" means Collins Trust IV, a Delaware business trust, together with its successor and assigns.

         "FACILITY LESSORS" means, collectively, Facility Lessor I, Facility Lessor II, Facility Lessor III, and Facility Lessor IV.

         "FACILITY SUBLEASE" means (a) with respect to the Leased Assets under Facility Lease I, the Facility Sublease Agreement (TI), dated as of December 15, 1999, among Collins Holdings, Midwest and Facility Lessor I, (b) with respect to the Leased Assets under Facility Lease II, the Facility Sublease Agreement (TII), dated as of December 15, 1999, among Collins Holdings, Midwest and Facility Lessor II, (c) with respect to the Leased Assets under Facility Lease III, the Facility Sublease Agreement (TIII), dated as of December 15, 1999, among Collins Holdings, Midwest and Facility Lessor III and (d) with respect to the Leased Assets under Facility Lease IV, the Facility Sublease Agreement (TIV), dated as of December 15, 1999, among Collins Holdings, Midwest and Facility Lessor IV, in each case, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to:

                     (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                     (ii) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from not less than three of the Lead Arrangers (or if quotations are


                                    CREDIT AGREEMENT
           unavailable from any of them, up to three federal funds brokers of recognized standing selected by the Administrative Agent).

         "FIRST PRIORITY LIEN" means a Lien covering the Holdings Collateral having a priority higher than any other Lien covering the Holdings Collateral that on the Effective Date is on file or record in any relevant jurisdiction.

         "FISCAL QUARTER" means any quarter of a Fiscal Year.

         "FISCAL YEAR" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "1999 Fiscal Year") referred to the Fiscal Year ending on December 31 occurring during such calendar year.

         "FIXED CHARGES" means, in respect of any period, an amount equal to the aggregate of, without duplication, (i) all interest due and payable on the Loans PLUS or MINUS any net amount due and payable in respect of Interest Rate Hedging Transactions during such period, including (A) all capitalized interest and (B) the interest portion of any deferred payment obligation, (ii) amounts due and payable under SECTIONS 3.3.1 and 3.3.2 during such period, (iii) amounts due and payable to the Lenders with respect to the deduction of withholding tax on such payments pursuant to SECTION 4.7 during such period,
(iv) the interest portion of any deferred payment obligation due and payable during such period, (v) the aggregate amount of the Lease Obligations (other than Designated Lease Liabilities) due and payable during such period, and (vi) all other amounts due and payable by the Loan Parties with respect to Indebtedness permitted under SECTION 8.2.1 during such period.

         "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "FUNDING LLC" means Midwest Funding LLC, a limited liability company organized under the laws of the State of Delaware.

         "FUNDING LLC LOANS" has the meaning set forth in each Applicable Participation Agreement.

         "FUNDING LLC REFINANCING" has the meaning set forth in SECTION 8.2.1(f)(iii).

         "GAAP" has the meaning set forth in SECTION 1.4.

         "GENERATING ASSETS" means (i) the ComEd Assets and (ii) any other electric generation facilities and other related assets associated therewith and ancillary thereto (or interests therein) owned, directly or indirectly, by Midwest from time to time.

         "GOVERNMENTAL APPROVAL" means any authorization, consent, approval, license, permit, exemption, filing or registration with any Governmental Authority.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state, provincial or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GROUND LEASES" means, collectively (i) the Ground Lease, dated December 15, 1999 between Midwest and Facility Lessor I, (ii) the Ground Lease dated December 15, 1999 between Midwest and Facility Lessor II, (iii) the Ground Lease dated December 15, 1999 between Midwest and Facility Lessor III and (iv) the Ground Lease dated December 15, 1999 between Midwest and Collins Trust IV, in each case, as from time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "HAZARDOUS MATERIAL" means:

                  (i) any "hazardous substance", as defined by any Environmental Law;

                  (ii) any "hazardous waste", as defined by any Environmental
         Law;


                                    CREDIT AGREEMENT

                  (iii) any petroleum product (including crude oil or any fraction thereof); or

                  (iv) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, force or substance (including polychlorinated biphenyls, urea-formaldehyde insulation, asbestos or radioactivity) that is regulated pursuant to or could give rise to liability under any Environmental Law.

         "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in any Loan Document refer to such Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of such Loan Document.

         "HOLDER REPRESENTATIVES" has the meaning set forth in the Intercreditor Agreement.

         "HOLDINGS COLLATERAL" means all assets of the Loan Parties and MGE, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

         "HOLDINGS COLLATERAL AGENT" has the meaning set forth in the Intercreditor Agreement.

         "HOLDINGS PLEDGE AGREEMENT" means the Pledge Agreement dated December 15, 1999 between the Borrower and the Holdings Collateral Agent, substantially in the form of Exhibit C to the Intercreditor Agreement, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "INCLUDING" means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties thereto agree that the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "INDEBTEDNESS" of any Person means, without duplication:

                  (i) all indebtedness for borrowed money;

                  (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof or is evidenced by a note or other instrument, except trade accounts arising in the ordinary course of business;

                  (iii) all reimbursement obligations with respect to surety bonds, letters of credit (to the extent not collateralized with cash or Cash Equivalent Investments), bankers' acceptances and similar instruments (in each case, whether or not matured);

                  (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

                  (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property);

                  (vi) all Capitalized Lease Liabilities and Operating Lease Liabilities;

                  (vii) all net obligations with respect to interest rate cap agreements, interest rate swap agreements, sales of foreign exchange options and other hedging agreements or arrangements;

                  (viii) all indebtedness referred to in CLAUSES (i) through
         (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise,


                                    CREDIT AGREEMENT
         to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and

                  (ix) all Contingent Liabilities.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

         "INITIAL DEBT RATING" means, with respect to each Debt Rating, the first of each such Debt Rating obtained.

         "INITIAL LENDERS" means Chase, CUSA, Societe Generale and WestLB.

         "INSOLVENCY" means, with respect to any Multiemployer Plan, the condition that such plan is insolvent within the meaning of Section 4245 of ERISA.

         "INTERCREDITOR AGREEMENT" means the Collateral Agency and Intercreditor Agreement dated as of December 15, 1999, among the Administrative Agent, MGE, the Borrower, EMOC, Midwest, Collins Holdings, each Facility Lessor, Funding LLC, each Holder Representative, the Depositary Agent, the Midwest LC Issuer, the Depositary Bank, the Holdings Collateral Agent and such other parties as are or may become parties thereto, substantially in the form of EXHIBIT E hereto, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "INTEREST CAPITALIZATION DATE" means any date on which interest accrued on the Funding LLC Loans and the Lessor Notes is capitalized under and in accordance with the terms of Section 2.02(f) of each Lessor Loan Agreement.

         "INTEREST PERIOD" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTION 2.1, 2.4 or 2.5 and ending on (but excluding) either (x) the day which numerically corresponds to such date one, two, three or six months (or such longer or shorter period as the Lenders determine is available) thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) as the Borrower may select in its relevant notice pursuant to SECTION 2.1, 2.4 or 2.5 or (y) such other day (resulting in a longer or shorter period) as the Borrower may select in its relevant notice pursuant to SECTION 2.1, 2.4 or 2.5 and the Administrative Agent confirms is available from all affected Lenders; PROVIDED, HOWEVER, that:

                  (i) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates or such other larger number of dates and on such terms as may be agreed to by the Borrower and the Administrative Agent;

                  (ii) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

                  (iii) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day);

                  (iv) no Interest Period for Tranche A Loans may end later than the Tranche A Loan Commitment Termination Date; no Interest Period for Tranche B Loans may end later than the Tranche B Loan Commitment Termination Date; and no Interest Period for


                                    CREDIT AGREEMENT
         the Tranche C Loans may end later than the Tranche C Loan Commitment Termination Date.

         "INTEREST RATE HEDGING TRANSACTIONS" means, as to any Loan Party, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person (i) in order to protect against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, and, in any event, not for speculative purposes and (ii) either (A) with a counterparty who is also then a Lender or an Affiliate of a Lender, or (B) with the prior approval of the Required Lenders, such approval to be based on the Required Lenders' reasonable judgment.

         "INVESTMENT" means, relative to any Person:

                  (i) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

                  (ii) any Contingent Liability of such Person; and

                  (iii) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

         "LEAD ARRANGERS" means Chase Securities Inc., Salomon Smith Barney Inc., Societe Generale and WestLB.

         "LEASE DEFAULT" means, with respect to each Facility Lease, any event which with the passage of time or the giving of notice would become a Lease Event of Default thereunder.

         "LEASE EVENT OF DEFAULT" means, with respect to each Facility Lease, a Lease Event of Default as such term is defined in such Facility Lease.

         "LEASE FINANCE DOCUMENTS" means the Lessor Loan Agreements, the Lessor Notes, the Lease Obligations Guarantee and the other agreements, documents and instruments delivered in connection with the Lessor Loan Agreements and the Lessor Notes.

         "LEASE FINANCING" means the several leveraged lease financings of undivided interests in the Collins Facility pursuant to the Facility Leases and the other Lease Finance Documents through which the acquisition of the Leased Assets from ComEd is to be effected as part of the Acquisition.

         "LEASE OBLIGATIONS" means the obligations of Midwest and Collins Holdings to make Basic Lease Rent, Basic Sublease Rent, Renewal Lease Rent, Renewal Sublease Rent, Supplemental Lease Rent, Supplemental Sublease Rent and other payments under the Facility Subleases and the Facility Leases, respectively.

         "LEASE OBLIGATIONS GUARANTEE" means (i) the Guarantee (TI) dated as of December 15, 1999 by the Borrower in favor of Facility Lessor I; (ii) the Guarantee (TII) dated as of December 15, 1999 by the Borrower in favor of Facility Lessor II; (iii) the Guarantee (TIII) dated as of December 15, 1999 by the Borrower in favor of Facility Lessor III; and (iv) the Guarantee (TIV) dated as of December 15, 1999 by the Borrower in favor of Facility Lessor IV, in each case, substantially in the form of Exhibit G hereto, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.


                                    CREDIT AGREEMENT

         "LEASED ASSETS" means the Collins Facility and certain related assets as described in the Facility Leases, the acquisition of which from ComEd is financed by the Lease Finance Documents.

         "LENDER ASSIGNMENT AGREEMENT" means a Lender Assignment Agreement, substantially in the form of EXHIBIT D.

         "LENDERS" has the meaning set forth in the PREAMBLE.

         "LESSOR LOAN AGREEMENT" means Lessor Loan Agreement I, Lessor Loan Agreement II, Lessor Loan Agreement III or Lessor Loan Agreement IV, or any combination thereof (as the context requires).

         "LESSOR LOAN AGREEMENT I" means the Lessor Loan Agreement (TI), dated as of December 15, 1999, between Facility Lessor I, Funding LLC and Holder Representative I, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "LESSOR LOAN AGREEMENT II" means the Lessor Loan Agreement (TII), dated as of December 15, 1999, between Facility Lessor II, Funding LLC and Holder Representative II, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "LESSOR LOAN AGREEMENT III" means the Lessor Loan Agreement (TIII), dated as of December 15, 1999, between Facility Lessor III, Funding LLC and Holder Representative III, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "LESSOR LOAN AGREEMENT IV" means the Lessor Loan Agreement (TIV), dated as of December 15, 1999, between Facility Lessor IV, Funding LLC and Holder Representative IV, as the same may be from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "LESSOR NOTES" means, with respect to each Facility Lessor, each Lessor Note as such term is defined in the Lessor Loan Agreement of such Facility Lessor.

         "LETTER OF CREDIT GUARANTEE" means the Guarantee dated as of December 15, 1999 by the Borrower in favor of the Midwest LC Issuer as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "LIBO RATE" has the meaning set forth in SECTION 3.2.1.

         "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate.

         "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest whole multiple of l/100 of 1%) determined pursuant to the following formula:

         LIBO Rate (Reserve Adjusted) =               LIBO RATE
                                         -----------------------------------
                                           1.00 - LIBOR Reserve Percentage

         The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent, two Business Days before the first day of such Interest Period.

         "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such on SCHEDULE 1.1(b) or designated in the Lender Assignment Agreement


                                    CREDIT AGREEMENT
pursuant to which such Lender became a Lender hereunder or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent pursuant to SECTION 4.4, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

         "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, in each case of any kind, to secure payment of a debt or performance of an obligation.

         "LOAN" means Loans made by the Lenders to the Borrower pursuant to
SECTION 2.1.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Documents and the other agreements, documents and instruments delivered in connection with this Agreement and the Notes including the fee letter referred to in SECTION 3.3.2, each Borrowing Request and each Continuation/Conversion Notice.

         "LOAN PARTIES" means (i) the Borrower, (ii) Midwest and (iii) EMOC and their respective Subsidiaries.

         "MATERIAL ADVERSE EFFECT" means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (i) the business, assets, property, financial condition or operations of the Loan Parties, taken as a whole, since the Effective Date, (ii) the ability of any Loan Party to perform its obligations under any of the Loan Documents or
(iii) the validity and enforceability of the Loan Documents, the liens granted thereunder or the rights and remedies thereto.

         "MATURITY DATE" has the meaning set forth in SECTION 3.1(A).

         "MATURITY EVENT" means, at any time, the Funding LLC Loans shall have reached maturity and shall not have been repaid or refinanced in full and the related commitments shall not have been terminated.

         "MGE" means Midwest Generation EME LLC, a Subsidiary of Edison Mission Energy and a limited liability company organized under the laws of the State of Delaware.

         "MGE PLEDGE AGREEMENT" means the Pledge Agreement dated December 15, 1999 between MGE and the Holdings Collateral Agent, substantially in the form of Exhibit B to the Intercreditor Agreement, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "MIDWEST" means Midwest Generation LLC, a Subsidiary of the Borrower and a limited liability company organized under the laws of the State of Delaware.

         "MIDWEST GUARANTEE" means a guarantee made by Midwest in favor of the Administrative Agent, substantially in the form of EXHIBIT F.

         "MIDWEST LC ISSUER" means Bayerische Landesbank International S.A., as issuer of the Midwest Letters of Credit.


                                    CREDIT AGREEMENT

         "MIDWEST LC REIMBURSEMENT OBLIGATIONS" means the undrawn face amount of all Midwest Letters of Credit and the aggregate principal amount of all reimbursement obligations of Midwest in respect of all drawings made under the Midwest Letters of Credit.

         "MIDWEST LEASE GUARANTEES" means, collectively, (i) the guarantees made by Midwest, each in favor of a Facility Lessor in respect to Collins Holdings' obligations under the relevant Facility Lease, the Applicable Participation Agreement and related documentation and (ii) the guarantees made by Midwest, each in favor of an Owner Participant and the related Indemnitees (as defined in the Applicable Participation Agreement) other than the related Facility Lessor.

         "MIDWEST LETTERS OF CREDIT" means each letter of credit issued by the Midwest LC Issuer under a Midwest Reimbursement Agreement for the account of Midwest and for the benefit of the RCE LC Issuer as assignee of a Facility Lessor.

         "MIDWEST REIMBURSEMENT AGREEMENT" has the meaning set forth in the Intercreditor Agreement.

         "MOODY'S" means Moody's Investors Service, a division of Dun & Bradstreet Corporation, and its successors and assigns.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as such term is defined in Section 4001(a)(3) of ERISA.

         "NECESSARY CAPITAL EXPENDITURES" means any capital expenditures that, in the exercise of Prudent Industry Practices, is reasonably necessary for the continued operation or maintenance of the Generating Assets or is required by applicable law. "NECESSARY CAPITAL EXPENDITURE" does not include any capital expenditure undertaken primarily to increase the efficiency of, expand or re-power the Generating Assets or capital expenditures for environmental purposes which are not required by Requirement of Law.

         "NET CASH PROCEEDS" means (i) in connection with any Recovery Event, the proceeds thereof in the form of cash and cash equivalents of such Recovery Event, net of any expenses reasonably incurred in respect of such Recovery Event, including attorneys' fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Recovery Event (other than any Lien pursuant to a Security Document) and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), to the extent that, in the case of Recovery Events relating to property or casualty insurance claims, the amount of such proceeds exceeds $10,000,000 with respect to any asset or group of related assets of any Loan Party, (ii) in connection with any issuance or sale of debt securities, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith and (iii) in connection with any sale, transfer, lease, contribution, conveyance, grant of options, warrants or other rights with respect to all or substantially all of the Borrower's or its Subsidiaries' assets (including accounts receivable and capital stock of other ownership interests in Subsidiaries), the cash proceeds received from such asset disposition, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.


                                    CREDIT AGREEMENT

         "NON-RECOURSE PERSONS" means Edison Mission Energy and Southern California Edison Company, and each of their Affiliates (except as provided herein) and the officers, directors, employees, shareholders (except as aforesaid), agents, Authorized Representatives and other controlling persons (except as aforesaid) of the Borrower, PROVIDED that in no event shall any Loan Party be deemed to be a Non-Recourse Person and PROVIDED FURTHER that each of MGE and EMOC shall be Non-Recourse Persons except with respect to, and to the extent, of the Holdings Collateral furnished thereby under the Security Documents to which it is a party and as otherwise provided in such Security Documents.

         "NON-U.S. LENDER" has the meaning set forth in Section 4.7(c).

         "NOTE" means, as the context may require, a Tranche A Note, a Tranche B Note or a Tranche C Note.

         "OBLIGATIONS" means all obligations (monetary or otherwise) of the Loan Parties arising under or in connection with the Loan Documents.

         "OPERATING EXPENSES" means, in respect of any period, all cash amounts paid by the Loan Parties in the conduct of their business during such period, including premiums for insurance policies, fuel supply and transportation costs, utilities, costs of maintaining, renewing and amending Governmental Approvals, franchise, licensing, property, real estate and income taxes, sales and excise taxes, general and administrative expenses, employee salaries, wages and other employment-related costs, business management and administrative services fees, fees for letters of credit, surety bonds and performance bonds, Necessary Capital Expenditures and all other fees and expenses necessary for the continued operation and maintenance of the Generating Assets and the conduct of the business of the Loan Parties. Operating Expenses shall exclude (to the extent included) Lease Obligations (other than Designated Lease Liabilities).

         "OPERATING LEASE" means any lease other than a Capital Lease (and, solely by virtue of the intended classification under GAAP, shall include the Facility Leases and the Facility Subleases).

         "OPERATING LEASE LIABILITY" of any Person means all monetary obligations of such Person under any Operating Lease, and, for purposes of each Loan Document, the amount of such obligations shall be the termination value of such Operating Lease.

         "ORGANIC DOCUMENTS" means, with respect to any Person that is a corporation, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock; and, with respect to any Person that is a limited partnership, its certificate of limited partnership and partnership agreement; and, with respect to any Person that is a limited liability company, its certificate of formation and its limited liability company agreement, in each case, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "OWNER PARTICIPANT" means, (i) Collins Generation I, LLC, a Delaware limited liability company as Owner Participant, (ii) Collins Generation II, LLC, a Delaware limited liability company as Owner Participant, (iii) Collins Generation III, LLC, a Delaware limited liability company as Owner Participant, or (iv) Collins Generation IV, LLC, a Delaware limited liability company as Owner Participant, as the context requires.

         "PARTICIPANT" has the meaning set forth in SECTION 11.11.2.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.


                                    CREDIT AGREEMENT

         "PENSION PLAN" means a "pension plan", as such term is defined in
Section 3(2) of ERISA (other than a Multiemployer Plan), and to which any Loan Party or any member of the Controlled Group has any liability, including any liability by reason of having been a substantial employer within the meaning of
Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA or having an obligation to contribute under Section 4212 of ERISA.

         "PERCENTAGE" means, with respect to the Tranche A Loan Commitment, the Tranche B Loan Commitment or the Tranche C Loan Commitment of any Lender, the percentage set forth on SCHEDULE 1.1(A) for such Commitment opposite its name or set forth in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder, as such percentage may be adjusted from time to time pursuant to any Lender Assignment Agreement executed by such Lender and delivered pursuant to SECTION 11.11.1.

         "PERMITTED LIENS" means the liens permitted under SECTION 8.2.2.

         "PERMITTED PERCENTAGE" means 15% of the Consolidated Tangible Net Assets of the Borrower as of the beginning of the most recently ended Fiscal Quarter.

         "PERSON" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "PLEDGE AGREEMENTS" means (i) the MGE Pledge Agreement, (ii) the Holdings Pledge Agreement and (iii) the EMOC Pledge Agreement.

         "PRICING GRID" means the pricing grid attached as ANNEX I.

         "PRUDENT INDUSTRY PRACTICE" means, at a particular time, (i) any of the practices, methods and acts engaged in or approved by a significant portion of the competitive electric generating industry at such time, or (ii) with respect to any matter to which CLAUSE (I) does not apply, any of the practices, methods and acts which, in the exercise of reasonable judgment at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. "Prudent Industry Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties and the requirements of any Governmental Authority of competent jurisdiction.

         "PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

         "QUARTERLY PAYMENT DATE" means the first Business Day of each January, April, July and October.

         "RATING EVENT" means, at any time, any Debt Rating is below (a) with respect to long-term debt, BBB- or Baa3 by S&P and Moody's respectively or (b) with respect to short-term debt, A-2 or P-2 by S&P and Moody's respectively.

         "RATING LETTERS" has the meaning set forth in SECTION 8.1.1(N).

         "RCE AGENT" has the meaning set forth in the APA.

         "RCE LC ISSUER" means Bayerische Landesbank Girozentrale, as issuer of the RCE Letters of Credit.

         "RCE LETTERS OF CREDIT" means each letter of credit issued by the RCE LC Issuer under an RCE Reimbursement Agreement for the account of each Facility Lessor and for the benefit of the RCE Agent.


                                    CREDIT AGREEMENT

         "RCE REIMBURSEMENT AGREEMENT" means each Reimbursement Agreement dated as of December 15, 1999 between each Facility Lessor and the RCE LC Issuer as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "RECOVERY EVENT" means any settlement of or payment of $10,000,000 or more in respect of (i) any property or casualty insurance claim relating to any asset of any Loan Party or (ii) any seizure, condemnation, confiscation or taking of, or requisition of title or use of, the Generating Assets or any part thereof by any Governmental Authority.

         "REGISTER" has the meaning set forth in SECTION 11.11.1(B).

         "REGULATORY VIOLATION" means (i) any Loan Party (A) becoming subject to regulation as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" under PUHCA or (B) becoming subject to regulation as a "public utility" under the laws of the State of Illinois, or
(ii) the failure of Midwest to (A) be an "exempt wholesale generator" under PUHCA, (B) be interconnected with the high voltage network or to have access to transmission services and ancillary services to sell wholesale electric power or (C) have the authority to sell wholesale electric power at market-based rates and, in the case of CLAUSE (I) OR (II), such circumstance could reasonably be expected to result in a Material Adverse Effect.

         "REINVESTMENT DEFERRED AMOUNT" means with respect to any Recovery Event, the aggregate Net Cash Proceeds received by any Loan Party in connection therewith which are not applied to prepayments or reductions pursuant to
SECTION 3.1.2(B) as a result of the delivery of a Reinvestment Notice.

         "REINVESTMENT NOTICE" has the meaning set forth in SECTION 8.1.12.

         "REINVESTMENT PREPAYMENT AMOUNT" means, with respect to any Recovery Event, the Reinvestment Deferred Amount relating thereto LESS any amount which, prior to the relevant Reinvestment Prepayment Date, the Loan Party has spent or has agreed, pursuant to a binding written contract (under which performance is in progress) to spend, to restore or replace the assets in respect of which a Recovery Event has occurred pursuant to SECTION 8.1.12.

         "REINVESTMENT PREPAYMENT DATE" means, with respect to any Recovery Event, the earliest of (a) the first date occurring after such Recovery Event on which an Event of Default shall have occurred, (b) the date occurring twelve months after such Recovery Event and (c) the date on which the Loan Party shall have determined not to, or shall have otherwise ceased to, restore or replace the assets in respect of which a Recovery Event has occurred.

         "RENEWAL LEASE RENT" means, with respect to each Facility Lease, Renewal Lease Rent as such term is defined in such Facility Lease.

         "RENEWAL SUBLEASE RENT" means, with respect to each Facility Sublease, Renewal Lease Rent as such term is defined in such Facility Sublease.

         "RENEWING LENDER" has the meaning set forth in SECTION 2.6(B).

         "REORGANIZATION" means, with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

         "REPORTABLE EVENT" means any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty-day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg.
Section 2615.

         "REQUIRED CREDITORS" has the meaning set forth in the Intercreditor Agreement.

         "REQUIRED LENDERS" means, at any time, Lenders holding at least 50.1% of the Commitments.


                                    CREDIT AGREEMENT

         "REQUIREMENT OF LAW" means, as to any Person, the Organic Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "RESTRICTED PAYMENT" has the meaning set forth in SECTION 8.2.7.

         "REVENUES" means, in respect of any period, all cash amounts received by the Loan Parties during such period, including revenues from the sale of energy and capacity, proceeds of business interruption insurance and all interest and other income earned on amounts in the Cashflow Recapture Fund.

         "S&P" means Standard & Poor's Ratings Services (a division of McGraw-Hill, Inc.) and its successors and assigns.

         "SAME DAY FUNDS" means immediately available funds.

         "SECURED OBLIGATIONS" has the meaning set forth in the Intercreditor Agreement.

         "SECURED PARTIES" has the meaning set forth in the Intercreditor Agreement.

         "SECURITY DOCUMENTS" means (i) the Intercreditor Agreement, (ii) the Midwest Guarantee, (iii) each Pledge Agreement and (iv) any other agreement or instrument hereafter entered into by the Borrower or any other Person which, directly or indirectly, guarantees or secures payment of the indebtedness evidenced by the Notes or payment or performance of any other Obligation.

         "SENIOR DEBT" means, without duplication, (i) the monetary Obligations and (ii) any Indebtedness of the Borrower that is a Secured Obligation.

         "SOCIETE GENERALE" means Societe Generale, a banking institution organized under the laws of France.

         "SUBLEASE DEFAULT" means, with respect to each Facility Sublease, any event which with the passage of time or the giving of notice would become a Sublease Event of Default thereunder.

         "SUBLEASE EVENT OF DEFAULT" means, with respect to each Facility Sublease, Lease Event of Default as such term is defined in such Facility Sublease.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company or other entity of which more than 50% of the outstanding capital stock, partnership interests or other equity interests having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) or to control the management of such partnership, limited liability company or other entity is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

         "SUPPLEMENTAL LEASE RENT" means, with respect to each Facility Lease, Supplemental Lease Rent as such term is defined in such Facility Lease.

         "SUPPLEMENTAL SUBLEASE RENT" means, with respect to each Facility Sublease, Supplemental Lease Rent as such term is defined in such Facility Sublease.

         "TAXES" has the meaning set forth in SECTION 4.7.

         "TERM-OUT DATE" has the meaning set forth in SECTION 3.1(a).

         "TOTAL CAPITALIZATION" means, with respect to the Borrower, the sum, without duplication, of (i) total common stock equity or analogous ownership interests of the Borrower and its Consolidated Subsidiaries, (ii) preferred stock and preferred securities of the Borrower


                                    CREDIT AGREEMENT
and its Consolidated Subsidiaries, (iii) additional paid in capital or analogous interests of the Borrower and its Consolidated Subsidiaries, (iv) retained earnings of the Borrower and its Consolidated Subsidiaries, (v) the aggregate principal amount of Indebtedness of the Borrower and its Consolidated Subsidiaries then outstanding and (vi) the total equity contributed to the Borrower and its Subsidiaries on the Effective Date.

         "TOTAL COMMITMENT AMOUNT" means, collectively, the Tranche A Loan Commitment Amount, the Tranche B Loan Commitment Amount and Tranche C Loan Commitment Amount.

         "TRANCHE A LOAN" has the meaning set forth in SECTION 2.1.1.

         "TRANCHE A LOAN COMMITMENT" means, relative to any Lender, the obligation of such Lender to make a Tranche A Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under "Tranche A Loan Commitment" opposite such Lender's name on SCHEDULE 1.1(a).

         "TRANCHE A LOAN COMMITMENT AMOUNT" means $840,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.3.

         "TRANCHE A LOAN COMMITMENT TERMINATION DATE" means the date which is 364 days after the Effective Date except for (i) Tranche A Loans that are renewed pursuant to SECTION 2.6(b) in which case the ending date for the renewed portion shall be the date that is 364 days after the most recent pre-renewal ending date or (ii) Tranche A Loans that are extended pursuant to
SECTION 3.1(a) in which case the ending date is the Term-Out Date.

         "TRANCHE A NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Tranche A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "TRANCHE B LOAN" has the meaning set forth in SECTION 2.1.3.

         "TRANCHE B LOAN COMMITMENT" means, relative to any Lender, the obligation of such Lender to make Tranche B Loans to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth under "Tranche B Loan Commitment" opposite such Lender's name on SCHEDULE 1.1(a).

         "TRANCHE B LOAN COMMITMENT AMOUNT" means, on any date, $839,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.3.

         "TRANCHE B LOAN COMMITMENT TERMINATION DATE" means the fifth anniversary of the Effective Date.

         "TRANCHE B NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Tranche B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "TRANCHE C LOAN" has the meaning set forth in SECTION 2.1.5.

         "TRANCHE C LOAN COMMITMENT" means, relative to each Lender, the obligation of such Lender to make Tranche C Loans to the Borrower hereunder in an aggregate principal amount set forth under "Tranche C Loan Commitment" opposite such Lender's name on SCHEDULE 1.1(a).

         "TRANCHE C LOAN COMMITMENT AMOUNT" means, on any date, $150,000,000.

         "TRANCHE C LOAN COMMITMENT TERMINATION DATE" means the later of:


                                    CREDIT AGREEMENT

                  (a) the fifth anniversary of the Effective Date; and

                  (b) in the event that a Maturity Event shall have occurred and be continuing on the fifth anniversary of the Effective Date, the Tranche C Commitment Termination Date may be extended (as to each Lender at the written election of such Lender furnished to the Administrative Agent on or prior to the fifth anniversary of the Effective Date) until a date no later than the date that such Maturity Event is no longer continuing.

         "TRANCHE C NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A-3 (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Tranche C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "TRANSACTION WITH AN AFFILIATE" means, with respect to any Person (i) any agreement or contract with any Affiliate or Subsidiary of such Person and any amendment, modification or supplement thereof or thereto or (ii) any other transaction or business arrangement with an Affiliate or Subsidiary of such Person not otherwise expressly permitted by the Loan Documents.

         "TRANSCO PARTNERSHIP" means a partnership or joint venture in which one or more Affiliates of Midwest will be a partner or joint venturer formed solely to facilitate the Transco Transaction.

         "TRANSCO TRANSACTION" means a transaction involving (i) the contribution to the Transco Partnership by Midwest of certain railcars or rights to rail cars, (ii) the Transco Partnership engaging in certain coal supply and coal transportation activities in connection with the operation by Midwest of its Generating Assets and (iii) the sharing by the partners or the joint venturers of the Transco Partnership of certain cost savings achieved by the Transco Partnership in such coal supply and coal transportation activities.

         "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

         "UNITED STATES" or "U.S." means the United States of America.

         "WELFARE PLAN" means a "welfare plan", as such term is defined in
Section 3(1) of ERISA.

         "WESTLB" means Westdeutsche Landesbank Girozentrale, a public law banking institution organized under the laws of the state of North Rhine-Westphalia, Federal Republic of Germany, acting through its New York Branch.

         "YEAR 2000 READY" means, with respect to any Person, that its individual systems will be compliant or their characteristics which are non-compliant have been evaluated and determined to be suitable for use into the year 2000.

         SECTION 1.2 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION 1.3 CROSS-REFERENCES. Unless otherwise specified, references in this Agreement to any Article, Section, Annex, Exhibit or Schedule are references to such Article, Section, Annex, Exhibit or Schedule of or to this Agreement and, unless otherwise specified, references in any Article, Section or definition to any clause or paragraph are references to such clause or paragraph of such Article, Section or definition.


                                    CREDIT AGREEMENT

         SECTION 1.4 ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles in effect in the United States ("GAAP") applied in the preparation of the financial statements referred to in SECTION 7.1, except that quarterly financial statements are not required to contain footnotes.

                                    ARTICLE 2
                      COMMITMENTS AND BORROWING PROCEDURES

         SECTION 2.1 COMMITMENTS. On the terms and subject to the conditions of this Agreement, each Lender severally agrees to make (a) Tranche A Loans in an aggregate principal amount up to such Lender's Tranche A Loan Commitment, (b) Tranche B Loans in an aggregate principal amount up to such Lender's Tranche B Loan Commitment and (c) Tranche C Loans in an aggregate principal amount up to such Lender's Tranche C Loan Commitment, in each case as provided in this
SECTION 2.1.

         SECTION 2.1.1 TRANCHE A LOAN COMMITMENT. From time to time on any Business Day occurring prior to the Tranche A Loan Commitment Termination Date, each Lender severally agrees to make revolving loans (each, a "TRANCHE A LOAN") to the Borrower equal to such Lender's Percentage of the Borrowing of Tranche A Loans requested by the Borrower to be made on such day. Tranche A Loans may from time to time be LIBO Rate Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with SECTIONS
2.1.2 and 2.4. The Borrower may from time to time borrow, repay, in whole or in part, and reborrow Tranche A Loans. Tranche A Loan Commitments shall terminate automatically on the Tranche A Loan Commitment Termination Date.

         SECTION 2.1.2 PROCEDURE FOR TRANCHE A LOAN BORROWING. By delivering a Borrowing Request to the Administrative Agent on a Business Day on or before 12:00 Noon, New York City time, the Borrower may from time to time irrevocably request, (a) on not less than three Business Days' notice in the case of LIBO Rate Loans and (b) on the same Business Day, in the case of Base Rate Loans, that a Borrowing of Tranche A Loans be made in a minimum amount of $5,000,000 and an integral multiple of $1,000,000 in excess thereof or in the unused amount of the Tranche A Loan Commitment Amount. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the same type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 2:00 P.M., New York City time, on the Business Day such Tranche A Loans are to be made, each Lender shall deposit with the Administrative Agent Same Day Funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.1.3 TRANCHE B LOAN COMMITMENT. From time to time on any Business Day occurring prior to the Tranche B Loan Commitment Termination Date, each Lender severally agrees to make revolving loans (each, a "TRANCHE B LOAN") to the Borrower equal to such Lender's Percentage of the Borrowing of Tranche B Loans requested by the


                                    CREDIT AGREEMENT

Borrower to be made on such day. The Tranche B Loans may from time to time be LIBO Rate Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with SECTIONS 2.1.4 and 2.4. The Borrower may from time to time borrow, prepay, in whole or in part, and reborrow Tranche B Loans. Tranche B Loan Commitments shall terminate automatically on the Tranche B Loan Commitment Termination Date.

         SECTION 2.1.4 PROCEDURE FOR TRANCHE B LOAN BORROWING. By delivering a Borrowing Request to the Administrative Agent on or before 12:00 Noon, New York City time, on a Business Day, the Borrower may from time to time irrevocably request, (a) on not less than three Business Days' notice, in the case of LIBO Rate Loans, and (b) on the same Business Day, in the case of Base Rate Loans, that a Borrowing of Tranche B Loans be made in a minimum amount of $5,000,000 and an integral multiple of $1,000,000 in excess thereof, or in the unused amount of the Tranche B Loan Commitment Amount. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the same type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 2:00 P.M., New York City time, on the Business Day such Tranche B Loans are to be made, each Lender shall deposit with the Administrative Agent Same Day Funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.1.5 TRANCHE C LOAN COMMITMENT. From time to time on any Business Day occurring prior to the Tranche C Loan Commitment Termination Date, each Lender severally agrees to make revolving loans (each, a "TRANCHE C LOAN") to the Borrower equal to such Lender's Percentage of the Borrowing of Tranche C Loans requested by the Borrower to be made on such day. The Tranche C Loans may from time to time be LIBO Rate Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with SECTIONS
2.1.6 and 2.4. The Borrower may from time to time borrow, prepay, in whole or in part, and reborrow Tranche C Loans. Tranche C Loan Commitments shall terminate automatically on the Tranche C Loan Commitment Termination Date.

         SECTION 2.1.6 PROCEDURE FOR TRANCHE C LOAN BORROWING. By delivering a Borrowing Request to the Administrative Agent on or before 12:00 Noon, New York City time, on a Business Day, the Borrower may from time to time irrevocably request, (a) on not less than three Business Days' notice, in the case of LIBO Rate Loans, and (b) on the same Business Day, in the case of Base Rate Loans, that a Borrowing of Tranche C Loans be made in a minimum amount of $5,000,000 and an integral multiple of $1,000,000 in excess thereof, or in the unused amount of the Tranche C Loan Commitment Amount. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the same type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 2:00 P.M., New York City time, on the Business Day such Tranche C Loans are to be made, each Lender shall deposit with the Administrative Agent Same Day Funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its


                                    CREDIT AGREEMENT

Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.2 LENDERS NOT REQUIRED TO MAKE LOANS. No Lender shall be required to make:

         (a) any Tranche A Loan if, after giving effect thereto,

                  (i) the aggregate outstanding principal amount of all Tranche A Loans would exceed the Tranche A Loan Commitment Amount, or

                  (ii) the aggregate outstanding principal amount of all Tranche A Loans of such Lender would exceed such Lender's Tranche A Loan Commitment; or

         (b) any Tranche B Loan if, after giving effect thereto,

                  (i) the aggregate outstanding principal amount of all Tranche B Loans would exceed the Tranche B Loan Commitment Amount, or

                  (ii) the aggregate outstanding principal amount of the Tranche B Loans of such Lender would exceed such Lender's Tranche B Loan Commitment Amount; or

         (c) any Tranche C Loan if, after giving effect thereto,

                  (i) the aggregate outstanding principal amount of all Tranche C Loans would exceed the Tranche C Loan Commitment Amount, or

                  (ii) the aggregate outstanding principal amount of all Tranche C Loans of such Lender would exceed such Lender's Tranche C Loan Commitment.

         SECTION 2.3 REDUCTION OF THE COMMITMENTS. (a) The Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the Tranche A Loan Commitment Amount, the Tranche B Loan Commitment Amount or the Tranche C Loan Commitment Amount without premium or penalty (subject, however, to SECTION 4.5); PROVIDED, HOWEVER, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Tranche A Loan Commitment Amount, the Tranche B Loan Commitment Amount and the Tranche C Loan Commitment Amount shall be in a minimum amount of $10,000,000 and an integral multiple of $1,000,000 in excess thereof; and, PROVIDED, FURTHER, that
(i) the Tranche A Loan Commitment Amount may not be reduced to an amount less than the aggregate amount of outstanding Tranche A Loans, (ii) the Tranche B Loan Commitment Amount may not be reduced to an amount less than the aggregate amount of outstanding Tranche B Loans, and (iii) the Tranche C Loan Commitment Amount may not be reduced to an amount less than the greater of (A) the aggregate amount of outstanding Tranche C Loans and (B) $20,000,000.

         (b) Reductions of the Commitments made pursuant to this SECTION 2.3 shall be applied PRO RATA among the Lenders in accordance with their respective available Commitments.

         (c) Unless a Rating Event shall have occurred and be continuing, any reductions of Commitments made pursuant to this SECTION 2.3 shall be applied as between Tranche A Loan Commitments and Tranche B Loan Commitments as the Borrower may direct; PROVIDED that in the event that a Rating Event shall have occurred and be continuing any such reductions shall be applied PRO RATA between the Tranche A Loan Commitments and the Tranche B Loan Commitments.

         (d) Prior to the Tranche C Loan Commitment Termination Date, the Tranche C Loan Commitments may not be terminated or reduced to zero without the prior written consent of the Lenders unless and until the Funding LLC Loans have been paid in full and the related commitments have been terminated.


                                    CREDIT AGREEMENT

         SECTION 2.4 CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 12:00 Noon, New York City time on a Business Day, the Borrower may from time to time irrevocably elect that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 in excess thereof, of any Loans be (a) on not less than three Business Days' notice, converted into, or continued as, LIBO Rate Loans, or (b) on the same Business Day, be converted into, or continued as Base Rate Loans. In the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan, such LIBO Rate Loan shall automatically be continued as a LIBO Rate Loan with an Interest Period of the same duration as the then expiring Interest Period; PROVIDED, HOWEVER, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, (ii) a LIBO Rate Loan may not be converted at any time other than the last day of the Interest Period applicable thereto and (iii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default or Event of Default under SECTION 9.1.1 has occurred and is continuing. Each delivery of a Continuation/Conversion Notice shall constitute a certification and warranty by the Borrower that on the date of delivery of such notice no Default has occurred and is continuing. If prior to the time of such continuation or conversion any matter certified to by the Borrower by reason of the immediately preceding sentence will not be true and correct at such time if then made, the Borrower will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of such continuation or conversion the Administrative Agent shall have received written notice to the contrary from the Borrower, such certification and warranty shall be deemed to be made at the date of such continuation or conversion as if then made. Upon the occurrence and during the continuance of any Event of Default under SECTION 9.1.1, each LIBO Rate Loan shall convert automatically to a Base Rate Loan at the end of the Interest Period then in effect for such LIBO Rate Loan.

         SECTION 2.5 FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTION 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 or 4.7 it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing deposits in its LIBOR Office's interbank eurodollar markets.

         SECTION 2.6 RENEWAL OF TRANCHE A LOAN COMMITMENTS. (a) The Borrower may request that (i) each Lender's Tranche A Loan Commitment be renewed for additional 364-day periods by providing notice of such requests to the Administrative Agent as set forth in Section 2.6(b) or (ii) the Borrower's repayment obligation with respect to the Tranche A Loans be extended until the Maturity Date by providing notice of such requests to the Administrative Agent as set forth in Section 3.1(a); PROVIDED that (x) the Borrower may elect to renew the Tranche A Loan Commitments only four times and (y) the Borrower may not elect to both renew such Tranche A Loan Commitments (or portions thereof) and extend the Borrower's repayment obligation with respect to the Tranche A Loans contemporaneously.


                                    CREDIT AGREEMENT

         (b) In the event that the Borrower elects to renew the Tranche A Loan Commitments, then the Borrower shall provide notice to the Administrative Agent no earlier than 45 days but no later than 30 days prior to the then existing Tranche A Loan Commitment Termination Date (the "EXISTING TRANCHE A LOAN COMMITMENT TERMINATION DATE"), applicable to such Lenders. If a Lender agrees, in its individual and sole discretion, to renew its Tranche A Loan Commitment, such Lender (a "RENEWING LENDER") will notify the Administrative Agent, in writing, of its decision to do so no earlier than 30 days prior to the Existing Tranche A Loan Commitment Termination Date applicable to such Lender (but in any event no later than 20 days prior to the Existing Tranche A Loan Commitment Termination Date). Notwithstanding any provision of this Agreement to the contrary, any notice by any Lender of its willingness to renew its Tranche A Loan Commitment shall be revocable by such Lender in its sole and absolute discretion at any time prior to the date which is 20 days prior to the related Tranche A Loan Commitment Termination Date then in effect. The Administrative Agent will notify the Borrower, in writing, of each Lender's decisions no later than 15 days prior to the Existing Tranche A Loan Commitment Termination Date applicable to such Lender. The Renewing Lenders' Commitment under the Tranche A Facility will be renewed for an additional 364 days from the Existing Tranche A Loan Commitment Termination Date applicable to such Lenders, PROVIDED that (i) each renewal of the Tranche A Loan Commitment Termination Date pursuant to this
SECTION 2.6 shall be for a period of 364 days and (ii) more than 50% of the Tranche A Loan Commitment Amount as of the Tranche A Loan Commitment Termination Date then in effect is renewed or otherwise committed to by Renewing Lenders and any new Lenders. Any Lender that declines the Borrower's request for a Tranche A Loan Commitment renewal (a "DECLINING LENDER") will have its unutilized Tranche A Loan Commitment terminated on the Existing Tranche A Loan Commitment Termination Date applicable to such Lender (without regard to any renewals by other Lenders), unless terminated earlier in accordance with this Agreement. The Borrower will have the right to accept Tranche A Loan Commitments from third party financial institutions acceptable to the Administrative Agent in an amount up to the amount of the pre-termination Tranche A Loan Commitments of any Declining Lenders, PROVIDED that the Renewing Lenders will have the right to increase their Tranche A Loan Commitments up to the amount of the Declining Lenders' Tranche A Loan Commitments before the Borrower will be permitted to substitute other financial institutions for the Declining Lenders.

                                    ARTICLE 3
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES


         SECTION 3.1 REPAYMENTS AND PREPAYMENTS. (a) The Tranche A Loans of each Lender shall mature, and the Borrower unconditionally promises to pay in full the unpaid principal amount of each Tranche A Loan to the Administrative Agent, for the account of such Lender, on the Tranche A Loan Commitment Termination Date applicable to such Lender; PROVIDED that the Borrower may, by providing notice to the Administrative Agent no earlier than 30 days and not less than two (2) Business Days prior to the then existing Tranche A Loan Commitment Termination Date (the "TERM-OUT DATE"), elect to repay the Tranche A Loans of all (but not less than all) of the Lenders on the date (the "MATURITY DATE") which is the earlier of (i) two years thereafter and (ii) the date five years after the Effective Date; and if the Borrower does make such election in accordance with this SECTION 3.1(a), such Tranche A Loans shall mature, and the Borrower unconditionally promises to pay in full the unpaid principal amount of each such Tranche A Loan to the Administrative Agent, for the account of the Lenders, on the Maturity Date.


                                    CREDIT AGREEMENT

         (b) The Tranche B Loans of each Lender shall mature, and the Borrower unconditionally promises to pay in full the unpaid principal amount of each Tranche B Loan to the Administrative Agent, for the account of such Lender, on the Tranche B Loan Commitment Termination Date.

         (c) The Tranche C Loans of each Lender shall mature, and the Borrower unconditionally promises to pay in full the unpaid principal amount of each Tranche C Loan to the Administrative Agent, for the account of such Lender, on the Tranche C Loan Commitment Termination Date applicable to such Lender after giving effect to CLAUSE (b) of the definition of "Tranche C Loan Commitment Termination Date".

         (d) The Borrower shall, immediately upon any acceleration of any Loans pursuant to SECTION 9.2 or SECTION 9.3, repay all Loans, unless, pursuant to
SECTION 9.3, only a portion of all Loans is so accelerated.

         SECTION 3.1.1 OPTIONAL PREPAYMENTS AND COMMITMENT REDUCTIONS. (a) At any time, and from time to time, the Borrower may, on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of the Loans; PROVIDED, HOWEVER, that:

                  (i) unless a Rating Event shall have occurred and be continuing, any such prepayment shall be applied as between Loans, as the Borrower may direct; PROVIDED that in the event that a Rating Event shall have occurred and be continuing any such prepayment shall be applied to the Tranche A Loans, the Tranche B Loans and the Tranche C Loans on a PRO RATA basis until such Loans are paid in full;

                  (ii) any such prepayment shall be applied PRO RATA among the Lenders in accordance with the respective unpaid principal amounts of the Loans held by them;

                  (iii) any such prepayment shall be applied PRO RATA among Loans of the same type and, if applicable, having the same Interest Period;

                  (iv) any such prepayment of any LIBO Rate Loan made on any day other than the last day of the Interest Period for such Loan shall be subject to the provisions of SECTION 4.5;

                  (v) any such prepayment of LIBO Rate Loans shall require at least two Business Days' prior written notice to the Administrative Agent and any such prepayment of Base Rate Loans may be made on same day's written notice to the Administrative Agent; and

                  (vi) any such partial prepayment of Loans shall be in an aggregate minimum amount of $10,000,000.

         (b) Each prepayment of Loans made pursuant to this SECTION 3.1.1 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid but shall be without premium or penalty, except as may be required by
SECTION 4.5. The Borrower may designate any voluntary prepayment of Tranche A Loans and Tranche B Loans as permanent prepayments in which case such permanent prepayment shall automatically and permanently reduce the related Tranche A Loan Commitment Amount or Tranche B Loan Commitment Amount by a like amount. Amounts prepaid as permanent prepayments may not be reborrowed.

         SECTION 3.1.2 MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS. (a) If any Indebtedness shall be issued or incurred by any Loan Party in accordance with SECTION 8.2.1(f)(i), an amount equal to the lesser of (i) 100% of the Net Cash Proceeds thereof and (ii) the aggregate principal amount of the Loans outstanding shall be applied within one Business Day after the issuance or incurrence of such Indebtedness to the prepayment of the Loans.


                                    CREDIT AGREEMENT

         (b) If any Loan Party shall receive Net Cash Proceeds from any Recovery Event, an amount equal to 100% of such Net Cash Proceeds shall be applied on such date to the prepayment of Senior Debt as set forth below, unless the Borrower delivers a Reinvestment Notice in respect of such Recovery Event pursuant to SECTION 8.1.12, in which case, an amount equal to the Reinvestment Prepayment Amount with respect to such Recovery Event shall be applied on each Reinvestment Prepayment Date to the prepayment of Senior Debt as set forth below. Any such prepayment shall be applied ratably to the prepayment of the Senior Debt in proportion to the outstanding principal amounts thereof on the date of such repayment.

         (c) If, pursuant to SECTION 8.2.4(i), the Borrower shall receive Net Cash Proceeds from the sale, transfer, lease, contribution or conveyance of its assets in excess of the Permitted Percentage, an amount equal to the lesser of
(i) 100% of such Net Cash Proceeds and (ii) the aggregate principal amount of the Loans then outstanding shall be applied within one Business Day after such sale, transfer, lease, contribution or conveyance to the prepayment of the Loans.

         (d) If, at any time, any Debt Rating falls into Level 4 of the Cashflow Recapture Grid, (i) until such time as such Debt Rating rises to Level 1, 2 or 3 of the Cashflow Recapture Grid, 100% of any Excess Cashflow shall be applied to prepay the Loans until the Loans are repaid in full and (ii) the lesser of (x) all amounts on deposit in the Cashflow Recapture Fund and (y) the aggregate principal amount of the Loans then outstanding shall be immediately applied to the prepayment of the Loans.

         (e) On each Interest Capitalization Date, the Loans shall be prepaid in an amount equal to the Capitalized Interest Amount which corresponds to such Interest Capitalization Date.

         (f) Each prepayment made pursuant to this SECTION 3.1.2 (i) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid but shall be without premium or penalty, except as may be required by
SECTION 4.5, (ii) shall be applied PRO RATA among Loans of the same type and, if applicable, having the same Interest Period and (iii) shall be applied PRO RATA among the Lenders in accordance with the respective unpaid principal amounts of the Loans held by them.

         (g) Unless a Rating Event shall have occurred and be continuing, each such prepayment shall be applied as between Tranche A Loans, Tranche B Loans and Tranche C Loans as the Borrower may direct; PROVIDED that in the event that a Rating Event shall have occurred and be continuing each such prepayment shall be applied to the Tranche A Loans, the Tranche B Loans and the Tranche C Loans on a PRO RATA basis until such Loans are paid in full.

         (h) Each mandatory prepayment of the Tranche A Loans and the Tranche B Loans shall automatically and permanently reduce the Tranche A Loan Commitment Amount by a like amount and the Tranche B Loan Commitment Amount in an amount equal to the prepayment of Tranche B Loans and Tranche C Loans. Amounts of Tranche A Loans and Tranche B Loans which are mandatorily prepaid pursuant to this SECTION 3.1.2 may not be reborrowed.

         SECTION 3.2 INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this SECTION 3.2.

         SECTION 3.2.1 RATES. (a) Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                  (i) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin from time to time in effect; and


                                    CREDIT AGREEMENT

                  (ii) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate for such Interest Period plus the Applicable Margin from time to time in effect.

         "LIBO RATE" means, for each day during each Interest Period for each LIBO Rate Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Dow Jones Market Service Page 3750 as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Dow Jones Market Service Page 3750, the "LIBO RATE" shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein. Notwithstanding any other provision hereof, at such time as there shall exist for any Lender a LIBOR Reserve Percentage which is greater than zero, the LIBO Rate used in the determination of LIBO Rate Loans made by such Lender shall be the LIBO Rate (Reserve Adjusted).

         (b) All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

         SECTION 3.2.2 POST-MATURITY RATES; DEFAULT RATES. After the date any principal amount of any Loan is due and payable (whether on a Commitment Termination Date, upon acceleration or otherwise), or after any monetary Obligation of the Borrower shall become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such overdue amount at a rate per annum equal to the Alternate Base Rate PLUS the Applicable Margin PLUS 2% until such amount is paid in full.

         SECTION 3.2.3 PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

         (a) on the Commitment Termination Date therefor;

         (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

         (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder;

         (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the day three months after such Loan is made or continued); and

         (e) on that portion of any Loans which is accelerated pursuant to
    SECTION 9.2 or SECTION 9.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under any Loan Document after the date such amount is due and payable (whether on any Commitment Termination Date, upon acceleration or otherwise) shall be payable upon demand.


                                    CREDIT AGREEMENT

         SECTION 3.2.4 INTEREST RATE DETERMINATION. The Administrative Agent shall determine the interest rate applicable to Loans and shall give prompt notice to the Borrower and the Lenders of such determination, and its determination thereof shall be conclusive in the absence of manifest error.

         SECTION 3.3 FEES. The Borrower agrees to pay the fees set forth in this SECTION 3.3.

         SECTION 3.3.1 FACILITY FEE. The Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender, facility fees (the "FACILITY FEE") in respect of each of the Tranche A Loan Commitment Amount, the Tranche B Loan Commitment Amount and the Tranche C Loan Commitment Amount (irrespective of usage) for each day from and after the Effective Date at the rate per annum based on the Debt Rating for the Tranche A Loans, the Tranche B Loans and the Tranche C Loans, respectively, for such day determined as provided in the Pricing Grid. Such fees shall be payable in arrears on each Quarterly Payment Date, commencing with the first such date following the Effective Date, and on each Commitment Termination Date.

         SECTION 3.3.2 ADMINISTRATIVE AGENT'S FEE AND MISCELLANEOUS FEES. The Borrower agrees to pay to the Administrative Agent, for (i) its own account,
(ii) the account of the Lenders and (iii) the account of the Lead Arrangers, the respective fees as agreed to in each letter dated October 1, 1999, between the Administrative Agent, the Lead Arrangers, the Initial Lenders, the Borrower and Edison Mission Energy and the letter dated November 15, 1999 between the Administrative Agent, the Borrower and Edison Mission Energy.

                                    ARTICLE 4
                     CERTAIN LIBO RATE AND OTHER PROVISIONS


         SECTION 4.1 LIBO RATE LENDING UNLAWFUL. If any Lender shall reasonably determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent, be conclusive and binding on the Borrower absent manifest error) that the introduction of or any change in or in the interpretation of any law, rule or regulation makes it unlawful, or any central bank or other governmental authority or comparable agency asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

         SECTION 4.2 INABILITY TO DETERMINE RATES. If prior to the first day of any Interest Period:

         (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

         (b) the Administrative Agent shall have received notice from the Required Lenders in respect of the relevant Borrowing that the LIBO Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period;


                                    CREDIT AGREEMENT
         the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any LIBO Rate Loans under the relevant Borrowing requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Borrowing that were to have been converted on the first day of such Interest Period to LIBO Rate Loans shall be continued as Base Rate Loans and (z) any outstanding LIBO Rate Loans under the relevant Borrowing shall be converted, on the last day of the then-current Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further LIBO Rate Loans under the relevant Borrowing shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Borrowing to LIBO Rate Loans.

         SECTION 4.3 INCREASED LIBO RATE LOAN COSTS. If after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its LIBOR Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall increase the cost to such Lender of, or result in any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans, then the Borrower agrees to pay to the Administrative Agent for the account of each Lender the amount of any such increase or reduction. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within ten Business Days of its receipt of such notice, and such notice shall be binding on the Borrower absent clear and convincing evidence to the contrary.

         SECTION 4.4 OBLIGATION TO MITIGATE. Each Lender agrees that as promptly as practicable after it becomes aware of the occurrence of an event that would entitle it to give notice pursuant to SECTION 4.l, 4.3 or 4.6, and in any event if so requested by the Borrower, each Lender shall use reasonable efforts to make, fund or maintain its affected Loans through another lending office if as a result thereof the increased costs would be avoided or materially reduced or the illegality would thereby cease to exist and if, in the sole opinion of such Lender, the making, funding or maintaining of such Loans through such other lending office would not in any material respect be disadvantageous to such Lender, contrary to such Lender's normal banking practices or violate any applicable law or regulation. No change by a Lender in its Domestic Office or LIBOR Office made for such Lender's convenience shall result in any increased cost to the Borrower. The Borrower shall not be obligated to compensate any Lender for the amount of any additional amount pursuant to SECTION 4.1, 4.3 or 4.6 accruing prior to the date which is 90 days before the date on which such Lender first notifies the Borrower that it intends to claim such compensation; it being understood that the calculation of the actual amounts may not be possible within such period and that such Lender may provide such calculation as soon as reasonably practicable thereafter without affecting or limiting the Borrower's payment obligation thereunder. If any Lender demands compensation pursuant to SECTION 4.1, 4.3 or 4.6 with respect to any LIBO Rate Loan, the Borrower may, at any time upon at least one Business Days prior


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                                      -31-


notice to such Lender through the Administrative Agent, elect to convert such Loan into a Base Rate Loan. Thereafter, unless and until such Lender notifies the Borrower that the circumstances giving rise to such notice no longer apply, all such LIBO Rate Loans by such Lender shall bear interest as Base Rate Loans, notwithstanding any prior election by the Borrower to the contrary. If such Lender notifies the Borrower that the circumstances giving rise to such notice no longer apply, the Borrower may elect that the principal amount of each such Loan again bear interest as LIBO Rate Loans in accordance with this Agreement, on the first day of the next succeeding Interest Period applicable to the related LIBO Rate Loans of other Lenders. Additionally, the Borrower may, at its option, upon at least five Business Days' prior notice to such Lender, elect to prepay in full, without premium or penalty, such Lender's affected LIBO Rate Loans. If the Borrower elects to prepay any Loans pursuant to this
SECTION 4.4, the Borrower shall pay within ten Business Days after written demand any additional increased costs of such Lender accruing for the period prior to such date of prepayment. If such conversion or prepayment is made on a day other than the last day of the current Interest Period for such affected LIBO Rate Loans, such Lender shall be entitled to make a request for, and the Borrower shall pay, compensation under SECTION 4.5.

         SECTION 4.5 FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of:

                  (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
         SECTION 3.1 or otherwise;

                  (b) the Borrower's failure to borrow or prepay any LIBO Rate Loans in accordance with the Borrowing Request therefor or the notice of prepayment therefor delivered under section 3.1.1(v); or

                  (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor;

                  then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within ten Business Days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall be binding on the Borrower absent manifest error.

         SECTION 4.6 INCREASED CAPITAL COSTS. If after the date hereof any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any applicable law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects the amount of capital required to be maintained by any Lender, and such Lender reasonably determines that the rate of return on its capital as a consequence of its Commitments or the Loans made by such Lender is reduced in a material amount to a level below that which such Lender could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall pay within ten Business Days after such demand directly to such Lender additional amounts sufficient to compensate such Lender for such reduction in rate of return. A statement of such

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                                      -32-


Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall be binding on the Borrower absent manifest error.

         SECTION 4.7 TAXES. (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income, in each case, imposed as result of a connection between the Lender and the jurisdiction imposing the tax (other than a connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement) (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will:

                  (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (ii) within 30 days after such payment forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

                  (iii) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

         Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and, upon receipt of notice from the Administrative Agent or such Lender within 30 days after such payment, the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted.

         (b) If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this SECTION 4.7, a distribution hereunder by the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment for the account of the Borrower.

         (c) Each Lender that is not a United States person as defined in
Section 7701(a)(3) of the Code (a "NON-U.S. LENDER") shall deliver to the Borrower and the Administrative Agent two copies of either U.S. Internal Revenue Service Form W-8BEN, or Form W-8ECI, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement. In addition, each Non-U.S. Lender shall deliver such

                                    CREDIT AGREEMENT

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                                      -33-


forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). The Borrower shall not be required to increase any such amounts payable to any Non-U.S. Lender with respect to any Taxes (i) that are attributable to such Non-U.S. Lender's failure to comply with the requirements of this SECTION 4.7(c) or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Taxes pursuant to SECTION 4.7(a). Notwithstanding any other provision of this SECTION 4.7(c), a Non-U.S. Lender shall not be required to deliver any form pursuant to this SECTION 4.7(c) that such Non-U.S. Lender is not legally able to deliver.

         SECTION 4.8 PAYMENTS, COMPUTATIONS. Unless otherwise expressly provided, all payments by the Borrower pursuant to any Loan Document shall be made by the Borrower to the Administrative Agent for the PRO RATA account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 Noon, New York City time, on the date due, in Same Day Funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower; PROVIDED that such payment shall be deemed made timely if made by wire transfer and by such time as an Authorized Representative of the Borrower has advised the Administrative Agent of the applicable Federal Reserve System wire transfer confirmation number. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in Same Day Funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE (iii) of the definition of the term "INTEREST PERIOD" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 4.9 SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Obligation under the Loan Documents, (other than pursuant to the terms of SECTIONS 4.3, 4.4, 4.5, 4.6, and 4.7) in excess of its PRO RATA share of payments then or therewith obtained by all Lenders holding Loans of such type, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment


                                    CREDIT AGREEMENT
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                                      -34-


to the purchasing Lender to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this SECTION 4.9 may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.10) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this SECTION
4.9 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this SECTION 4.9 to share in the benefits of any recovery on such secured claim.

         SECTION 4.10 SET-OFF. Each Lender shall, upon the occurrence of any Event of Default described in CLAUSES (a) or (b) of SECTION 9.1.7 and, upon the occurrence of any Default described in CLAUSES (c) through (d) of SECTION 9.1.7 with respect to the Borrower or, with the consent of the Required Lenders, upon the occurrence and continuance beyond the expiration of the applicable grace period, if any, of any other Event of Default, have the right to appropriate and apply to the payment of the monetary Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender or any bank controlling such Lender; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of SECTION 4.9.

         Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

         The rights of each Lender under this SECTION 4.10 are in addition to other rights and remedies (including other rights of set-off under applicable law or otherwise) which such Lender may have.

         SECTION 4.11 REPLACEMENT OF LENDER. The Borrower shall be permitted to replace (with one or more replacement Lenders) any Lender which requests reimbursement for amounts owing pursuant to SECTION 4.3, 4.6 or 4.7 or becomes subject to the provisions of SECTION 4.1; PROVIDED that (i) such replacement does not conflict with any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to the Borrower or such Lender or to which the Borrower or such Lender or any of their respective property is subject, (ii) no Default or Event of Default shall have occurred and be continuing at the time of such replacement, (iii) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts owing to such replaced Lender prior to the date of replacement, (iv) the Borrower shall be liable to such replaced Lender under SECTION 4.5 if any LIBO Rate Loan owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement bank or institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of SECTION 11.11.1 (PROVIDED that the Borrower or replacement Lender shall be obligated to pay the registration and processing fee), (vii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to SECTION 4.1, 4.3, 4.6 or 4.7, as the case may be, and (viii) any such replacement shall not be


                                    CREDIT AGREEMENT
deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

                                    ARTICLE 5
                            CASH FLOW RECAPTURE FUND


         SECTION 5.1 CASHFLOW RECAPTURE FUND. The Borrower shall establish, for the benefit of the Lenders and the Facility Lessors, in the name of the Depositary Agent, a cash flow recapture fund (the "CASHFLOW RECAPTURE FUND"), to be maintained by the Depositary Agent in accordance with the terms hereof and the Intercreditor Agreement.

         ARTICLE 6 CONDITIONS TO EFFECTIVENESS AND LOANS

         SECTION 6.1 CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective, as between all parties hereto, upon the satisfaction of each of the conditions precedent set forth in this SECTION 6.1.

         SECTION 6.1.1 LOAN DOCUMENTS. The Administrative Agent shall have received: (i) this Agreement, executed and delivered by an Authorized Representative of the Borrower, with a counterpart for each Lender executed and delivered by an Authorized Representative of the Borrower; (ii) the Intercreditor Agreement, executed and delivered by an Authorized Representative of each Loan Party, with a counterpart or a copy for each Lender; (iii) each Pledge Agreement and the Midwest Guarantee, each executed and delivered by an Authorized Representative of each Loan Party party thereto, with a counterpart or a copy for each Lender; and (iv) for the account of each Lender who so requests, its Notes, executed and delivered by an Authorized Representative of the Borrower.

         SECTION 6.1.2 ACQUISITION. The Acquisition shall have been consummated on substantially the terms and conditions of the Asset Sale Agreement; and the Lenders shall have received copies of the Asset Sale Agreement and all related material documents reasonably requested by the Administrative Agent, certified by an Authorized Representative of the Borrower, and the Lenders shall be satisfied with the terms and conditions thereof (which shall include (i) a cash equity investment in the Borrower of at least $2,650,000,000, (ii) a cash equity investment by the Borrower in EMOC of at least $3,679,000,000, (iii) a cash investment by the Borrower in Midwest of at least $650,000,000 and (iv) loans by EMOC to Midwest in an aggregate principal amount of at least $3,679,000,000 evidenced by the EMOC Loan Documents).

         SECTION 6.1.3 THE FACILITY LEASES. The Administrative Agent shall have received confirmation from an Authorized Representative of the Borrower that all conditions precedent to the closing of the Lease Financings shall have been satisfied or waived and the Lenders shall have received copies of the Lease Finance Documents for each of the Lease Financings and all related material documents reasonably requested by the Administrative Agent, certified by an Authorized Representative of the Borrower, and the Lenders shall be satisfied with the terms and conditions thereof.

         SECTION 6.1.4 ENVIRONMENTAL REPORTS. The Borrower shall have delivered and the Initial Lenders shall have received certified copies of those portions of the Environmental Reports that relate to the Generating Assets and the sites on which the Generating Assets are located in form and substance reasonably satisfactory to the Initial Lenders.

         SECTION 6.1.5 FINANCIAL STATEMENTS. The Administrative Agent shall have received, with a copy for each Lender, the audited consolidated financial statements of Edison


                                    CREDIT AGREEMENT
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                                      -36-


Mission Energy for the 1998 Fiscal Year and the unaudited consolidated financial statements of Edison Mission Energy for the Fiscal Quarter ended June 30, 1999.

         SECTION 6.1.6 PROJECTIONS; RATING AGENCY PRESENTATIONS. The Administrative Agent shall have received, with a copy for each Lender, (i) satisfactory financial projections for the Borrower for the 1999-2024 Fiscal Years, including PRO FORMA consolidated financial statements and calculations of the projected Debt Service Coverage Ratios and (ii) the financial projections and other material information provided to Moody's and S&P in connection with the issuance of the Initial Debt Ratings.

         SECTION 6.1.7 CLOSING FEES, EXPENSES. The Administrative Agent shall have received for its own account, or for the account of each Lender or Lead Arranger, as the case may be, all fees due and payable pursuant to SECTIONS 3.3 and 11.3 and all costs and expenses for which invoices have been presented.

         SECTION 6.1.8 APPROVALS. (a) All Governmental Approvals required to have been obtained on or prior to the Effective Date in connection with the transactions contemplated by the Loan Documents, the Acquisition and the conduct of the business of each of the Loan Parties are listed on SCHEDULE 7.4 and shall have been obtained or made, be in full force and effect and, except as noted in PART B of SCHEDULE 7.4, be final and any period for the filing of notice of rehearing or application for judicial review of the issuance of each such Governmental Approval shall have expired without any such notice or application having been given or made. No such Governmental Approval is the subject of any pending or, except as indicated in PART C of SCHEDULE 7.4, threatened judicial or administrative proceeding.

         (b) All consents and approvals required to be obtained from Persons other than Governmental Authorities in connection with the transactions contemplated by the Loan Documents and the Acquisition shall have been obtained and shall be in full force and effect, other than such consents or approvals, the failure of which to obtain, would not, individually or in the aggregate, cause a Material Adverse Effect.

         SECTION 6.1.9 CONSULTANTS' REPORTS. The Administrative Agent shall have received, with a copy for each Lender, (i) an engineering report prepared by Stone & Webster, (ii) a market report prepared by PHB Hagler Bailly, Inc. and (iii) a fuel market report prepared by PHB Hagler Bailly, Inc., in each case in form and substance reasonably satisfactory to the Lenders.

         SECTION 6.1.10 LIEN SEARCH; RECORDINGS AND FILINGS. (a) The Administrative Agent shall have received results of a recent search by a Person satisfactory to each Lender that there are no Uniform Commercial Code, judgment or tax lien filings on any of the assets of any Loan Party in each relevant jurisdiction except for (i) Liens pursuant to the Loan Documents and (ii) Liens to be discharged on or prior to the Effective Date pursuant to documentation reasonably satisfactory to the Administrative Agent.

         (b) Arrangements reasonably satisfactory to the Administrative Agent shall have been made for filing, registration or recordation of all financing statements and other documents required to be filed, registered or recorded in order to create, in favor of the Holdings Collateral Agent for the benefit of the Secured Parties, a perfected, First Priority Lien in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect the security interests created by the Security Documents, and any other action required in the judgment of the Administrative Agent to perfect such security interests as such First Priority Liens.


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                                    -37-


                      SECTION 6.1.11 RESOLUTIONS. The Administrative Agent shall have received from each Loan Party a certificate, in form and substance reasonably satisfactory to the Administrative Agent, dated the Effective Date, of its Secretary, Assistant Secretary or other Authorized Representative of such Loan Party as to:

                  (a) resolutions of its Board of Directors or managing members, as the case may be, then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it;

                  (b) the incumbency and signatures of those of its officers and representatives authorized to act with respect to each Loan Document executed by it; and

                  (c) such Loan Party's Organic Documents.

         The Administrative Agent and each Lender may conclusively rely upon such certificate until it shall have received a further certificate of the Secretary, Assistant Secretary or other Authorized Representative of such Loan Party canceling or amending such prior certificate.

                      SECTION 6.1.12 OFFICER'S CERTIFICATE. The Administrative Agent shall have received, with a copy for each Lender, a certificate of an Authorized Representative of the Borrower, dated the Effective Date, as to the matters set forth in SECTION 6.2.1 in form and substance reasonably satisfactory to the Administrative Agent.

                      SECTION 6.1.13 OPINIONS OF COUNSEL. The Administrative Agent shall have received opinions, dated the Effective Date and addressed to the Administrative Agent and the Lenders, from (i) the general counsel to the Loan Parties, (ii) the special New York counsel to the Loan Parties substantially in the form of EXHIBIT H hereto, (iii) Federal Energy Regulatory Commission counsel to the Loan Parties, and (iv) the special Illinois counsel to the Loan Parties. Each such opinion shall be in form and substance reasonably satisfactory to the Initial Lenders.

                      SECTION 6.1.14 ASSET APPRAISAL. The Administrative Agent shall have received, with a copy for each Lender, copies of the verification of value, useful life and estimated residual value, prepared by Deloitte and Touche LLP Valuation Group in connection with the appraisal of the Leased Assets in form and substance reasonably satisfactory to the Initial Lenders.

                      SECTION 6.1.15 NO MATERIAL ADVERSE CHANGE. Since September 24, 1999, there shall not have occurred any event or condition having a Material Adverse Effect.

                      SECTION 6.2 ALL LOANS. The obligation of each Lender to make any Loan (including its initial Loan) shall be subject to the satisfaction of each of the conditions precedent set forth in this SECTION 6.2.

                      SECTION 6.2.1 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Both before and after giving effect to any Borrowing (but, if any Default of the nature referred to in SECTION 9.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of such Borrowing), the following statements shall be true and correct:

                  (a) the representations and warranties set forth in ARTICLE VII shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

                  (b) no Default or Event of Default has occurred and is continuing or would result from such Borrowing; and

                  (c) no Maturity Event has occurred and is continuing.


                               CREDIT AGREEMENT

                      SECTION 6.2.2 BORROWING REQUEST. The Administrative Agent shall have received a Borrowing Request for such Borrowing. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in SECTION 6.2.1 are true and correct.

                      SECTION 6.2.3 SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be satisfactory in form and substance to the Administrative Agent and its counsel.

                                    ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Administrative Agent and each Lender as set forth in this
ARTICLE VII.

         SECTION 7.1 FINANCIAL INFORMATION. The most recent consolidated balance sheet of the Borrower and the related consolidated statements of income and cash flows of the Borrower, copies of which have been furnished to the Administrative Agent pursuant to SECTION 8.1.1(a) have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at the dates thereof and the results of their operations for the periods then ended.

         SECTION 7.2 ORGANIZATION; POWER. Each Loan Party (a) is a corporation, limited liability company or limited partnership validly organized and existing and in good standing under the laws of the state of its incorporation or formation, as the case may be, (b) is duly qualified to do business and is in good standing as a foreign corporation, limited liability company or limited partnership in each jurisdiction where the nature of its business requires such qualification and (c) has all requisite corporate, company or partnership power and authority and holds all material requisite Governmental Approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and, in the case of Midwest, to conduct the business of owning and operating the Generating Assets and the sale and marketing of wholesale electric power and other products and services related thereto and, in the case of the other Loan Parties, to conduct their business as currently conducted and currently expected to be conducted, except, with respect to CLAUSES (b) and (c) above, where the failure to be so qualified or be in good standing or the failure to obtain such Governmental Approvals would not, individually or in the aggregate, cause a Material Adverse Effect.

         SECTION 7.3 DUE AUTHORIZATION; NON-CONTRAVENTION. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party do not:

         (a) contravene the Organic Documents of such Loan Party;

         (b) contravene any Requirement of Law or Contractual Obligation, binding on or affecting such Loan Party, except where such contravention would not result in a Material Adverse Effect; or

         (c) result in, or require the creation or imposition of, any Lien (other than Permitted Liens) on any of the properties of such Loan Party.

         SECTION 7.4 APPROVALS. (a) As of the Effective Date, all Governmental Approvals required in connection with the transactions contemplated by the Loan Documents, the Acquisition and the conduct of the business of each of the Loan Parties are listed on SCHEDULE 7.4 and have been duly obtained or made and are in full force and effect, in each case, other than


                               CREDIT AGREEMENT


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                                    -39-


(i) as may be required under existing Requirements of Law to be obtained, given or renewed at any time after the Effective Date or from time to time after the Effective Date in connection with the transactions contemplated by the Loan Documents and (ii) which are routine in nature and which cannot be obtained and such failure to obtain would not result in a Material Adverse Effect, or are not normally applied for, prior to the time they are required, and which Holdings has no reason to believe will not be timely obtained. Except as noted in PART B of SCHEDULE 7.4, all Governmental Approvals that have been obtained pursuant to clause (a) of this SECTION 7.4 are final and any period for the filing of notice of rehearing or application for judicial review of the issuance of each such Governmental Approval has expired without any such notice or application having been made. No such Governmental Approval is the subject of any pending or, except as indicated in PART C of SCHEDULE 7.4, threatened judicial or administrative proceeding.

         (b) As of the Effective Date, all consents and approvals required to be obtained from Persons other than Governmental Authorities in connection with the transactions contemplated by the Loan Documents and the Acquisition have been obtained and are in full force and effect, other than such consents or approvals, the failure of which to obtain, would not, individually or in the aggregate, cause a Material Adverse Effect.

         SECTION 7.5 ACCURACY OF INFORMATION. (a) All factual information listed on SCHEDULE 7.5 heretofore or contemporaneously furnished by the Loan Parties and their Affiliates in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (other than projections and other "forward-looking" information) is true and materially accurate in every material respect on the date as of which such information is dated or certified, and to the knowledge of the Borrower as of the Effective Date such information is not incomplete by omitting to state any material fact necessary in order to make such information not misleading.

         (b) All projections and other "forward-looking" information heretofore or contemporaneously furnished by the Loan Parties and their Affiliates in writing to the Administrative Agent or any Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby were prepared in good faith and are based on reasonable assumptions.

         SECTION 7.6 VALIDITY. Each Loan Document to which any Loan Party is a party constitutes, or, upon the due execution and delivery thereof by such Loan Party, will constitute, the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity and as indicated in the legal opinions delivered pursuant to Section 6.1.13)(ii).

         SECTION 7.7 COMPLIANCE WITH LAW AND CONTRACTUAL OBLIGATIONS. Each Loan Party is in compliance with all Requirements of Law and Contractual Obligations applicable to it, except to the extent that the failure to comply therewith would not have a Material Adverse Effect.

         SECTION 7.8 REGULATIONS T, U AND X. No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.


                               CREDIT AGREEMENT

         SECTION 7.9 LITIGATION. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, investigation or labor controversy against any Loan Party or any of its properties, businesses, assets or revenues or affecting any Governmental Approval described by SECTION 7.4, which, if adversely determined (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without any reservations), would have a Material Adverse Effect. Certain litigation involving ComEd is listed on SCHEDULE 7.9.

         SECTION 7.10 OWNERSHIP OF PROPERTIES. Each Loan Party owns good and marketable title to, or a valid leasehold in or other enforceable interest in, all properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights) purported to be owned, leased or held by it, free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to
SECTION 8.2.2.

         SECTION 7.11 TAXES. Each Loan Party has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 7.12 INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT; OTHER REGULATIONS.

         (a) The Borrower is not subject to any regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (b) As of the Effective Date, the Borrower is not subject to regulation as (i) a "public utility company required to register under PUHCA or (ii) an alternative retail electric supplier under the laws of the State of Illinois.

         (c) As of the Effective Date, no Loan Party (i) is subject to regulation as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" under PUHCA, or (ii) is or will be subject to regulation as a "public utility" under the laws of the State of Illinois.

         (d) As of the Effective Date, Midwest (i) is an "exempt wholesale generator" under PUHCA, (ii) is not a "public utility company" required to register under PUCHA, (iii) is not subject to regulation as an alternative retail electric supplier under the laws of the State of Illinois, (iv) is interconnected with the high voltage network and has access to transmission services and ancillary services to sell wholesale electric power and (v) has the authority to sell wholesale electric power at market-based rates.

         SECTION 7.13 ENVIRONMENTAL WARRANTIES. Except as could not, individually, or would not, in the aggregate, be reasonably expected to have a Material Adverse Effect:

         (a) (i) All facilities and property owned, leased or operated by any Loan Party have been, and continue to be, owned, leased or operated by such Loan Party in compliance with all applicable Environmental Laws and (ii) the Loan Parties are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws.

         (b) There are no pending or, to the knowledge of the Borrower, threatened (i) claims, complaints, notices or requests for information received by any Loan Party with respect to any alleged violation by such Loan Party of any applicable Environmental Law, or (ii) complaints, notices or inquiries to any Loan Party regarding potential liability under any applicable Environmental Law.


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

         (c) Each Loan Party has obtained and is in compliance with all Governmental Approvals required, other than those that will be obtained in due course promptly after the Effective Date, under any Environmental Law necessary for such Loan Party's business.

         (d) No property now or previously owned, leased or operated by any Loan Party is listed or, to the knowledge of the Borrower, is proposed for listing on the National Priorities List pursuant to any Environmental Law, on the CERCLIS or on any similar state or local list of sites requiring investigation or clean-up.

         (e) To the knowledge of the Borrower, no conditions exist at, on, under or about any property now or previously owned or leased by any Loan Party or at any other location (including, without limitation, any location to which Hazardous Materials have been sent for re-use or for recycling or for treatment, storage or disposal) which, with the passage of time, or the giving of notice or both, would give rise to liability under any applicable Environmental Law.

         (f) Other than as provided in the Asset Sale Agreement, no Loan Party has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any applicable Environmental Law.

         SECTION 7.14 THE OBLIGATIONS. The monetary Obligations are senior secured Indebtedness of the Loan Parties ranking at least PARI PASSU with all other senior secured Indebtedness of the Loan Parties.

         SECTION 7.15 YEAR 2000 MATTERS. The software, equipment and management information systems which are material to the business of the Borrower and its Subsidiaries, taken as a whole, are Year 2000 Ready.

         SECTION 7.16 PENSION AND WELFARE PLANS. During the consecutive twelve-month period prior to each date as of which the following representations are made or deemed made, and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan; no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA or Section 412 of the Code; no condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by any Loan Party or any member of the Controlled Group of any material liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty and none of the following events or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result in a material liability to any Loan Party or any member of the Controlled Group: (i) a Reportable Event; (ii) a complete or partial withdrawal from any Multiemployer Plan by any Loan Party or any member of the Controlled Group; (iii) any liability of the Loan Parties or any member of the Controlled Group under ERISA if any Loan Party or any member of the Controlled Group were to withdraw completely from all Multiemployer Plans as of the annual valuation date most closely preceding the date on which this representation is made or deemed made; or (iv) the Reorganization or Insolvency of any Multiemployer Plan. Neither any Loan Party nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan which could reasonably be expected to have a Material Adverse Effect, other than liability for continuation coverage described in Part 6 of Title I of ERISA.


                               CREDIT AGREEMENT

                                    ARTICLE 8
                                    COVENANTS



         SECTION 8.1 AFFIRMATIVE COVENANTS. The Borrower agrees with the Administrative Agent and each Lender that, until the Commitments have terminated and all Obligations have been paid and performed in full, the Borrower shall, and shall cause each of the other Loan Parties to, perform the obligations set forth in this SECTION 8.1.

         SECTION 8.1.1 FINANCIAL INFORMATION, REPORTS, NOTICES. The Borrower shall furnish, or shall cause to be furnished, to the Administrative Agent copies of the following financial statements, reports, notices and information:

         (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, consolidated balance sheets of the Borrower (which will include results for its Consolidated Subsidiaries) as of the end of such Fiscal Quarter and consolidated statements of income and cash flows of the Borrower (which will include results for its Consolidated Subsidiaries) for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by an Authorized Representative of the Borrower with responsibility for financial matters;

         (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, commencing with the 1999 Fiscal Year, a copy of the annual audit report for such Fiscal Year for the Borrower (which will include results for its Consolidated Subsidiaries), including therein consolidated balance sheets of the Borrower (which will include results for its Consolidated Subsidiaries) as of the end of such Fiscal
    Year and consolidated statements of income and cash flows of the Borrower (which will include results for its Consolidated Subsidiaries) for such Fiscal Year, and accompanied by the unqualified opinion of Arthur Andersen
    & Co. or other internationally recognized independent auditors selected by the Borrower, which report shall state that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior periods;

         (c) concurrently with the delivery of the financial statements referred to in SECTION 8.1.1(b), either: (i) the annual report provided to senior management and shareholders of the Borrower for the preceding calendar year with respect to the Generating Assets, or (ii) a report for the preceding calendar year with respect to the Generating Assets covering the following matters: (A) production, including availability, output, planned outages and unplanned outages (and the reason for such unplanned outages); (B) environmental matters; (C) health and safety matters, to the extent the same shall have given rise to material claims against any Loan Party; (D) significant plant activities, such as major plant overhauls, alterations, modifications and other capital expenditures, significant changes in plant operations and major operating incidents; and (E) market activities, including quantities and average price of energy and capacity delivered;

         (d) concurrently with the delivery of the financial statements referred to in SECTION 8.1.1(b), an operating budget for the Generating Assets for the current calendar year, together with, in the case of each calendar year beginning with the year 2000, an "income statement variance report" showing the actual experience for the preceding


                                    CREDIT AGREEMENT
    calendar year (or portion thereof) against the income statement projections for the preceding calendar year (or portion thereof);

         (e) concurrently with the delivery of the financial statements referred to in SECTION 8.1.1(b), and on each Quarterly Payment Date on which the Borrower intends to make any capital expenditure pursuant to SECTION 8.2.8 or any Restricted Payment pursuant to CLAUSE (b) of the proviso contained in SECTION 8.2.7 and, commencing January 1, 2000, within 60 days after each other Quarterly Payment Date, a certificate, executed by an Authorized Representative of the Borrower with responsibility for financial matters, showing (i) the Debt Service Coverage Ratio for the 12-month period ended on the last day of the immediately preceding Fiscal Quarter, (ii) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first day of the then current Fiscal Quarter, (iii) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first anniversary of the first day of the then current Fiscal Quarter and (iv) the Debt to Capital Ratio as at the last day of the immediately preceding Fiscal Quarter, in each case, in reasonable detail with appropriate calculations and computations and, in the case of projections, calculated on the basis of stated assumptions reasonably acceptable to the Administrative Agent;

         (f) as soon as possible and in any event within five Business Days after any Authorized Representative of the Borrower obtains knowledge of the occurrence of (i) each Default under this Agreement and (ii) any default under any other material agreement to which any Loan Party is a party or any termination thereof, in each case, together with a statement of such Authorized Representative setting forth details of such Default, default or termination and the action which such Loan Party has taken and proposes to take with respect thereto;

         (g) as soon as possible and in any event within five Business Days after the commencement of, or the occurrence of any material adverse development with respect to, any litigation, action, proceeding, or labor controversy of the type described in SECTION 7.9, notice thereof and, upon request of the Administrative Agent, copies of all documentation relating thereto (other than documentation subject to the attorney-client privilege);

         (h) promptly after the sending or filing thereof, copies of all reports and registration statements which the Borrower files with the Securities and Exchange Commission or any national securities exchange;

         (i) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan (other than a standard termination under ERISA Section 4041(b)), or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA or Section 412 of the Code, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower or any member of the Controlled Group of any material liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty, or any increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit the occurrence or expected occurrence of any Reportable Event or the termination, Reorganization or Insolvency of any Multiemployer Plan or the complete or


                                    CREDIT AGREEMENT
    partial withdrawal by any Loan Party or any member of the Controlled Group from a Multiemployer Plan, notice thereof and copies of all documentation relating thereto;

         (j) as soon as possible and in any event within five Business Days after any Authorized Representative of the Borrower obtains knowledge or notice of the occurrence of any changes in Borrower's Debt Rating by Moody's or S&P or any other rating agency which maintains a Debt Rating on the Borrower which is used in determining the Applicable Margin;

         (k) within ten Business Days after each anniversary of the Effective Date, a certificate from Midwest's insurers or insurance agents setting forth, in reasonable detail, each of the Borrower's insurance policies currently in place and confirming that such insurance policies satisfy the requirements of SECTION 8.1.5(b);

         (l) as soon as possible and in any event within five Business Days after any Authorized Representative of the Borrower obtains (i) knowledge of the occurrence thereof, notice of any casualty, damage or loss to the Generating Assets, whether or not insured, through fire, theft, other hazard or casualty, involving a probable loss of $5,000,000 or more; or
    (ii) knowledge of (A) the occurrence, notice of any cancellation, notice of threatened or potential cancellation or (B) any material change in the terms, coverage or amounts of any policy of insurance which would result in such policy deviating from Prudent Industry Practice;

         (m) as soon as possible and in any event within five Business Days after any Authorized Representative of the Borrower obtains knowledge of the occurrence thereof, notice that any Governmental Authority may revoke, or refuse to grant or renew, or materially modify, any material Governmental Approval described in SECTION 7.4;

         (n) concurrently with the delivery of the financial statements referred to in SECTION 8.1.1(b), the Borrower shall cause to be delivered to the Administrative Agent, letters from each of S&P and Moody's ("RATING LETTERS") setting forth, as of the date of such letters, each Debt Rating; and

         (o) from time to time, with reasonable promptness, such other information regarding the Borrower or any other Loan Party as the Administrative Agent or any Lender may reasonably request.

         SECTION 8.1.2 CONTINUATION OF BUSINESS AND MAINTENANCE OF EXISTENCE. The Borrower shall cause Midwest to continue to engage in the business of owning and operating the Generating Assets and the sale and marketing of wholesale electric power and other products and services related thereto. The Borrower shall not, and shall cause each of the other Loan Parties not to, engage in any business other than owning and operating electrical generating assets and selling and marketing wholesale electric power and other products and services related thereto or investing in entities that engage in the foregoing. The Borrower shall, and shall cause each of the other Loan Parties to, preserve, renew and keep in full force and effect its corporate, limited liability company or partnership existence and take all reasonable action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by SECTION 8.2.3.

         SECTION 8.1.3 COMPLIANCE WITH REQUIREMENTS OF LAW AND CONTRACTUAL OBLIGATIONS. The Borrower shall, and shall cause each of the other Loan Parties to, comply with all Requirements of Law and Contractual Obligations, such compliance to include the payment, before the same become delinquent, of all taxes, assessments and governmental charges or levies, except to the extent non-compliance would not have a Material Adverse Effect.


                                    CREDIT AGREEMENT

         SECTION 8.1.4 MAINTENANCE OF GENERATING ASSETS. The Borrower shall, and shall cause Midwest to, (a) maintain the Generating Assets in all material respects (i) in good condition, repair and working order (ordinary wear and tear excepted), except where the failure so to do would not have a Material Adverse Effect, (ii) in accordance with Prudent Industry Practice and (iii) in accordance with the terms of all insurance policies required to be maintained pursuant to SECTION 8.1.5, and (b) make such repairs, renewals, replacements, betterments and improvements to the Generating Assets as in the reasonable judgment of the Borrower and Midwest are necessary so that the Generating Assets may be operated in accordance with their intended purpose.

         SECTION 8.1.5 INSURANCE. (a) The Borrower shall cause Midwest to maintain or cause to be maintained with financially sound and reputable insurance companies, insurance for such amounts against such risks, loss, damage and liability as are customarily insured against by other enterprises of like size and type as that of the Generating Assets, subject to the availability of such coverage on commercially reasonable terms, all on terms and conditions which are in accordance with Prudent Industry Practice and shall include business interruption insurance with a deductible not to exceed 60 days and a tenor no shorter than one year;

         (b) All such policies of casualty, third party liability and business interruption insurance shall:

                  (i) provide that, with respect to third party liability insurance, the Secured Parties shall be named as additional insureds;

                  (ii) provide that (A) no cancellation or termination of such insurance and (B) no reduction in the limits of liability of such insurance shall be effective until 30 days after written notice is given by the insurers to the Administrative Agent and the Holdings Collateral Agent of such cancellation, termination, reduction or change;

                  (iii) waive all claims for insurance premiums or commissions or additional premiums or assessments against the Secured Parties; and

                  (iv) waive any right of the insurers to setoff or counterclaim or to make any other deductions, whether by way of attachment or otherwise, as against the Secured Parties.

         SECTION 8.1.6 BOOKS AND RECORDS. The Borrower shall, and shall cause each of the other Loan Parties to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Administrative Agent and each Lender or any of their respective representatives (at the Administrative Agent's or such Lender's expense), at reasonable times and intervals upon reasonable prior notice, to visit all of its offices and sites and, to discuss its financial matters with its officers and independent public accountant. The Borrower shall, at any reasonable time and from time to time upon reasonable prior notice, permit the Administrative Agent and the Lenders or any of their respective agents or representatives to examine and make copies of and abstracts from the records and books of account of the Loan Parties; PROVIDED that by virtue of this SECTION 8.1.6 the Borrower shall not be deemed to have waived any right to confidential treatment of the information obtained, subject to the provisions of applicable law or court order.

         SECTION 8.1.7 YEAR 2000 MATTERS. The Borrower shall, and shall cause each of the other Loan Parties to, ensure that its computer based systems are able to effectively process data including dates on and after January 1, 2000.


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

         SECTION 8.1.8 ENVIRONMENTAL COVENANT. The Borrower shall, and shall cause each of the other Loan Parties to, and shall take all reasonable efforts to ensure that all of its or such other Loan Parties' tenants, subtenants, contractors, subcontractors and invitees shall:

                     (a) comply with all applicable Environmental Laws and obtain, comply with and maintain all necessary Governmental Approvals required under any applicable Environmental Law, in each case, except where such noncompliance or failure, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

                     (b) promptly upon the Administrative Agent's request if there has been an Event of Default which has not been fully and timely cured, permit an environmental consultant whom the Administrative Agent in its discretion designates to perform an environmental assessment (including, reviewing documents; interviewing knowledgeable employees and representatives of the Borrower or its Subsidiaries; and sampling and analyzing soil, air, surface water, groundwater, and/or other media in or about property owned or leased by the Borrower or its Subsidiaries, or on which operations of the Borrower or its Subsidiaries otherwise take place). Such environmental assessment shall be in form, scope and substance reasonably satisfactory to the Administrative Agent. The Borrower shall, and shall cause its Subsidiaries to, cooperate fully in the conduct of such environmental assessment upon written demand by the Administrative Agent. The Administrative Agent shall perform, or cause its agents and representatives to perform, the environmental assessment in such a manner as to minimize to the extent practicable any disruption with the conduct of operations of the involved property. Pursuant to this SECTION 8.1.8(b), the Administrative Agent shall have the right, but shall not have any duty, to request and/or obtain such environmental assessment; and

                     (c) provide copies of such information to evidence compliance with this SECTION 8.1.8 as the Administrative Agent may reasonably request from time to time.

         SECTION 8.1.9 FURTHER ASSURANCES. Upon written request of the Administrative Agent, the Borrower shall, and shall cause each of the other Loan Parties to, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to maintain in favor of the Holdings Collateral Agent, for the benefit of the Secured Parties, Liens on the Holdings Collateral that are duly perfected in accordance with all applicable Requirements of Law.

         SECTION 8.1.10 FINANCIAL COVENANTS. The Borrower shall maintain (i) a Debt to Capital Ratio no greater than 0.60 to 1.00 and (ii) a Debt Service Coverage Ratio for the 12-month period ended on the last day of the immediately preceding Fiscal Quarter of at least 1.50 to 1.00 while the ComEd Agreements represent 50% or more of the Borrower's and its Consolidated Subsidiaries' Revenues and (iii) once the ComEd Agreements no longer represent 50% or more of the Borrower's and its Consolidated Subsidiaries' Revenues, Debt Service Coverage Ratio for the 12-month period ended on the last day of the immediately preceding Fiscal Quarter of at least 1.75 to 1.00.

         SECTION 8.1.11 USE OF PROCEEDS. (a) The Borrower shall use the proceeds of the Tranche A Loans and the Tranche B Loans (i) on the Effective Date, in an aggregate principal amount of $1,679,000,000, together with $2,650,000,000 received by the Borrower from EME to (x) contribute to EMOC $3,679,000,000 (and EMOC will subsequently loan a like


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                                      -47-


amount to Midwest (such loans to be evidenced by the EMOC Loan Documents) and
(y) contribute $650,000,000 to Midwest and (ii) after the Effective Date for general corporate purposes, including without limitation, to provide liquidity support for the Borrower's commercial paper program.

         (b) The Borrower shall use the proceeds of the Tranche C Loans for general corporate and working capital purposes.

         SECTION 8.1.12 RECOVERY EVENTS. Not more than 30 days after the occurrence of any Recovery Event, the Borrower shall give written notice thereof to the Administrative Agent and the Holdings Collateral Agent and follow the procedures indicated below as applicable:

                     (a) if the settlement or payment related to such Recovery Event is under $100,000,000, the Borrower shall, or shall cause Midwest to, apply the Net Cash Proceeds of such Recovery Event to the payment of the cost of restoration or replacement of the asset or assets in respect of which such Recovery Event occurred within 12 months from the date of receipt of such proceeds, PROVIDED that the Administrative Agent and the Holdings Collateral Agent receive from the Borrower, within 45 days of the Recovery Event, a written notice (a "REINVESTMENT NOTICE") executed by an Authorized Representative of the Borrower (i) setting forth in reasonable detail the nature of such restoration or replacement and the estimated cost and time to complete such restoration or replacement and (ii) stating that (A) no Default or Event of Default has occurred and is continuing, (B) such restoration or replacement is technologically and economically feasible, (C) the Net Cash Proceeds of such Recovery Event, together with other resources available to the Borrower or Midwest, are sufficient to pay the estimated cost of completing such restoration or replacement and (D) the Borrower has sufficient resources (through business interruption insurance or otherwise) to pay all Fixed Charges and Senior Debt projected to become due and payable prior to the completion of such restoration or replacement; or

                     (b) if the settlement or payment related to such Recovery Event is $100,000,000 or more, then no later than six months following such occurrence, the Borrower shall either:

                           (i) make a prepayment of all Net Cash Proceeds of
                  such Recovery Event pursuant to SECTION 3.1.2(b); or

                           (ii) deliver to the Administrative Agent and the
                  Holdings Collateral Agent: (A) a Reinvestment Notice confirming the Borrower's decision to apply the Net Cash Proceeds of such Recovery Event to the payment of the cost of restoration or replacement of the asset or assets in respect of which such Recovery Event occurred; and (B) a report of an independent engineer, such engineer and such report to be satisfactory to the Administrative Agent, confirming the information set forth in SECTION 8.1.12(a)(i) and (ii)(b) above.

         SECTION 8.2 NEGATIVE COVENANTS. The Borrower agrees with the Administrative Agent and each Lender that, until the Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will, and will cause each of the other Loan Parties to, perform the obligations set forth in this SECTION 8.2.

         SECTION 8.2.1 RESTRICTIONS ON INDEBTEDNESS. The Borrower shall not, and shall not permit any other Loan Party to, create, incur, assume or suffer to exist any Indebtedness in addition to Indebtedness under this Agreement and the other Loan Documents, other than:


                                    CREDIT AGREEMENT

                  (a) Capitalized Lease Liabilities and Operating Lease Liabilities outstanding (or anticipated to be outstanding) on the Effective Date and set forth on SCHEDULE 8.2.1(a) and other Capitalized Lease Liabilities and Operating Lease Liabilities entered into in the ordinary course of business not to exceed at any time an aggregate principal amount equal to $50,000,000;

                  (b) Indebtedness of the Borrower under Interest Rate Hedging Transactions;

                  (c) Indebtedness between the Loan Parties incurred pursuant to
         SECTION 8.1.11;

                  (d) Subject to SECTION 8.2.8, Indebtedness of the Loan Parties incurred to finance the acquisition, construction or improvement of any fixed or capital assets in accordance with and subject to SCHEDULE 8.2.1(d) hereto;

                  (e) Indebtedness consisting of reimbursement obligations of any Loan Party with respect to (i) letters of credit, surety bonds and performance bonds (other than the Midwest Letters of Credit) used by such Loan Party in the ordinary course of business in an aggregate amount not to exceed $40,000,000 at any time, and (ii) the Midwest Letters of Credit.

                  (f) Indebtedness of the Borrower incurred to refinance (i) the Tranche A Loans and/or the Tranche B Loans, (ii) any other existing Indebtedness of the Borrower or (iii) the Funding LLC Loans (in part to the extent of amortization of the Lessor Notes or in whole in the event that the Facility Leases and the Facility Subleases are terminated (each such refinancing of the Funding LLC Loans, a "FUNDING LLC REFINANCING")), PROVIDED that : (A) the average life of such Indebtedness shall not be less than, in the case of Indebtedness incurred to refinance the Tranche A Loans and/or the Tranche B Loans, five (5) years, or, in the case of Indebtedness incurred to refinance other Indebtedness of the Borrower, the average life of the Indebtedness so refinanced and (B) the principal amount of such Indebtedness shall not exceed the amount of the Indebtedness so refinanced, plus the amount of fees and expenses incurred in connection with such issuance;

                  (g) Indebtedness (including guarantees thereof by Midwest) in the form of commercial paper in an amount, which, when added to the sum of (i) the aggregate outstanding principal amount of Tranche A Loans and the Tranche B Loans and (ii) the outstanding principal amount of any Indebtedness incurred pursuant to SECTION 8.2.1(f) does not exceed the sum of (A) $1,679,000,000 PLUS (B) the aggregate principal amount of Funding LLC Refinancings by the Borrower;

                  (h) Indebtedness in the form of subordinated, unsecured intercompany loans between the Loan Parties that are subject to the EMOC Loan Documents;

                  (i) Indebtedness in the form of guarantees made by and reimbursement obligations with respect to stand-by letters of credit issued for the account of the Borrower in the ordinary course of business related to the Generating Assets in connection with (i) fuel procurement, sales, transportation or management, (ii) purchases, sales or exchanges made by Affiliates of the Borrower related to physical capacity and energy from the Generating Assets and financial instruments related thereto and (iii) purchases, sales or exchanges of energy or emissions credits;

                  (j) other Indebtedness of the Borrower; PROVIDED that (i) the Borrower shall have delivered to the Lenders a PRO FORMA calculation of the Debt Service Coverage Ratio for the preceding 12-month period (or, if such calculation is being delivered prior to the first anniversary of the Effective Date, for such shorter period of not less than six months) indicating that had such Indebtedness been outstanding, had the maximum amount of


                                    CREDIT AGREEMENT

         Indebtedness available to be drawn under the Tranche C Loan Commitments been outstanding during such period and, if the sum of (A) the aggregate principal amount of the Tranche A Loans and the Tranche B Loans, (B) the outstanding principal amount of any Indebtedness incurred pursuant to SECTION 8.2.1(f)(i) PLUS (C) all Indebtedness of Holdings in the form of commercial paper is less than $1,679,000,000, had an additional amount been drawn under the Tranche A Loan Commitments and the Tranche B Loan Commitments such that the sum of sub-clauses (A), (B) PLUS (C) above equals $1,679,000,000, the Debt Service Coverage Ratio for such period would have been equal to or greater than 2.50 to 1.00, (ii) the most recently delivered Ratings Letters confirm that the Debt Ratings are at least BBB- and Baa3 by S&P and Moody's respectively and (iii) to the extent that such Indebtedness incurred since the most recently delivered Ratings Letters would exceed $200,000,000 in the aggregate, the Borrower shall have received written confirmation that the incurrence of such Indebtedness would not result in a downgrade of the Borrower's Debt Rating below BBB- or Baa3 from S&P and Moody's, respectively;

                  (k) Indebtedness of the Borrower under the Lease Obligations Guarantee;

                  (l) Indebtedness of the Borrower under the Letter of Credit Guarantee; and

                  (m) Indebtedness of Midwest under the Midwest Lease
         Guarantees.

         SECTION 8.2.2 LIENS. The Borrower shall not, and shall not permit any other Loan Party to, create, incur, assume or suffer to exist any Lien upon any of such Loan Party's respective property, revenues or assets, whether now owned or hereafter acquired, except:

                     (a) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                     (b) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                     (c) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits;

                     (d) Liens granted as security for the performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                     (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of such Loan Party;

                     (f) judgment Liens in existence less than 30 days after the entry thereof so long as no enforcement, levy, collection or foreclosure proceeding has commenced or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;


                                    CREDIT AGREEMENT

                     (g) extensions or renewals of any Lien otherwise permitted to be incurred under this SECTION 8.2.2 securing Indebtedness in an amount not exceeding the principal amount of, and accrued interest on, the Indebtedness secured by such Lien as so extended or renewed at the time of such extension or renewal; PROVIDED that such Lien shall apply only to the same property theretofore previously securing such Indebtedness;

                     (h) Liens, title defects and adverse claims that neither individually nor in the aggregate materially diminish the use or value of the Loan Party's property affected thereby;

                     (i) purchase money Liens securing Indebtedness permitted by
           SECTION 8.2.1(d); PROVIDED that such Liens do not encumber any assets other than those acquired or constructed with the proceeds of such Indebtedness;

                     (j) Liens on cash collateral securing investments and guarantee obligations permitted by SECTION 8.2.1(d), (i) OR (l);

                     (k)  Liens created pursuant to the Loan Documents; and

                     (l) Liens on the Holdings Collateral securing Indebtedness permitted by SECTION 8.2.1(b), (f), (j) or (g); PROVIDED that such Indebtedness shall be secured on a PRO RATA basis with the Secured Obligations.

         SECTION 8.2.3 CONSOLIDATION, MERGER. The Borrower shall not, and shall not permit any other Loan Party to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person in one or any series of transactions (or of any division thereof), UNLESS (i) no Default, Event of Default or Maturity Event is then continuing or would occur after giving effect thereto (including, without limitation, a Change in Control), (ii) the Borrower or such Loan Party is the surviving corporation and (iii) no Rating Event shall occur and be continuing after giving effect thereto.

         SECTION 8.2.4 ASSET DISPOSITIONS. The Borrower shall not, and shall not permit any other Loan Party to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of or other ownership interests in Subsidiaries) to any Person (each such event, an "ASSET DISPOSITION"), unless the aggregate net book value of all such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed by any Loan Party pursuant to this SECTION 8.2.4 since the Effective Date, does not exceed the Permitted Percentage; PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained herein, any Loan Party may (i) sell or otherwise dispose of assets as and to the extent necessary to comply with Requirements of Law; PROVIDED, HOWEVER, that if after giving effect to any Asset Dispositions required to be made under this CLAUSE (i) the aggregate net book value of sales made under this SECTION 8.2.4 would exceed the Permitted Percentage, the Borrower shall make a prepayment of all Net Cash Proceeds therefrom pursuant to SECTION 3.1.2(c), (ii) sell or otherwise dispose of Cash Equivalent Investments, (iii) enter into the Ground Leases and (iv) transfer certain railcars or rights to railcars as part of the Transco Transaction; PROVIDED, FURTHER, that any Asset Disposition pursuant to CLAUSES
(i), (ii), (iii) and (iv) of this proviso shall not be included in the calculation of the aggregate net book value of assets sold pursuant to this
SECTION 8.2.4.

         SECTION 8.2.5 INVESTMENTS. The Borrower shall not, and shall not permit any other Loan Party to, create or acquire, make, incur, assume or suffer to exist any Investment in any other Person, except:


                                    CREDIT AGREEMENT

         (a) Investments existing on the Effective Date;

         (b) Investments in Midwest, PROVIDED that no Default, Event of Default or Maturity Event shall be in existence or shall occur after giving effect to the making of such Investment;

         (c) Investments in the form of payments made under the Facility Subleases; and

         (d) Cash Equivalent Investments, PROVIDED that any Investment which when made complies with the requirements of the definition of the term "CASH EQUIVALENT INVESTMENT" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements.

         SECTION 8.2.6 TRANSACTIONS WITH AFFILIATES. (a) The Borrower shall not, and shall not permit any other Loan Party to, enter into, or cause, suffer or permit to exist, any Transaction with an Affiliate unless such arrangement or contract is fair and reasonable to the Borrower or such other Loan Party and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such other Loan Party with a Person which is not one of its Affiliates.

         (b) The Borrower shall not, and shall not permit any of its Affiliates to (i) terminate or amend, supplement or otherwise modify any ComEd Agreement
(x) in any materially adverse manner with respect to its term, off-take requirement or payments or (y) otherwise in a manner which would result or could reasonably be expected to result in a Material Adverse Effect without the written consent of the Required Lenders, which consent shall not be unreasonably withheld or delayed.

         SECTION 8.2.7 RESTRICTED PAYMENTS. The Borrower shall not, and shall not permit any other Loan Party to, declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of or other ownership interest in any Loan Party or any warrants or options to purchase any such stock or ownership interest, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Loan Party (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "RESTRICTED PAYMENTS"); PROVIDED, HOWEVER, that: (a) any Subsidiary of the Borrower may make Restricted Payments to the Borrower or any other Subsidiary of the Borrower; and (b) the Borrower may make Restricted Payments in respect of its capital stock on any Quarterly Payment Date if: (i) the Borrower has paid all amounts then due and payable in respect of the Senior Debt; (ii) no Default, Event of Default or Maturity Event shall have occurred and be continuing or will occur after giving effect to the making of such payment; and (iii) (A) the Debt Service Coverage Ratio for the 12-month period ended on the last day of the immediately preceding Fiscal Quarter (or, in respect of any Quarterly Payment Date prior to January 1, 2001, the Debt Service Coverage Ratio for the period commencing on January 1, 2000 and ending on the last day of the immediately preceding Fiscal Quarter) (B) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first day of the then current Fiscal Quarter and (C) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first anniversary of the first day of the then current Fiscal Quarter, in each case shall be no less than 1.75 to 1.00 PROVIDED FURTHER, that (i) on any Quarterly Payment Date on which any Debt Rating falls into Level 2 of the Cashflow Recapture Grid, 50% of any Excess Cashflow shall be deposited into the Cashflow Recapture Fund until the


                                    CREDIT AGREEMENT
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                                      -52-


amount on deposit in such Cashflow Recapture Fund equals the amount of the Fixed Charges payable in the next six months, calculated as of such Quarterly Payment Date; (ii) on any Quarterly Payment Date on which any Debt Rating falls into Level 3 of the Cashflow Recapture Grid, 100% of any Excess Cashflow shall be deposited into the Cashflow Recapture Fund; and (iii) at any time any Debt Rating falls into Level 4 of the Cashflow Recapture Grid all Excess Cashflow generated by the Borrower, if any, and all amounts on deposit in the Cashflow Recapture Fund will be used to make prepayments pursuant to SECTION 3.1.2(d).

         SECTION 8.2.8 CAPITAL EXPENDITURES. The Borrower shall not, and shall not permit any other Loan Party to, make any capital expenditures, except Necessary Capital Expenditures, or other asset purchases in excess of $5,000,000 per annum if (a) the Debt Service Coverage Ratio for the 12-month period ended on the last day of the immediately preceding Fiscal Quarter is less than 1.75 to
1.00 (to be computed for the first time on the date which is 12 months after the Effective Date), (b) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first day of the then current Fiscal Quarter is less than 1.75 to 1.00, (c) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first anniversary of the first day of the then current Fiscal Quarter is less than 1.75 to 1.00 or (d) any Debt Rating falls into Level 2, Level 3 or Level 4 of the Cashflow Recapture Grid.

         SECTION 8.2.9 RESTRICTIVE AGREEMENTS. The Borrower shall not, and shall not permit any other Loan Party to, enter into any agreement (excluding any Loan Document, any Lease Finance Document and any agreement governing any Indebtedness permitted by CLAUSE (b) of SECTION 8.2.1 as to the assets financed with the proceeds of such Indebtedness):

         (a) expressly restricting the ability of the Borrower to amend or otherwise modify any Loan Document;

         (b) restricting the ability of any Loan Party to make any payments, directly or indirectly, to the Borrower by way of dividends or make distributions on its capital stock or member or other ownership interests or to pay any Indebtedness owed to any Loan Party; or

         (c) restricting the ability of any Loan Party to make loans or advances to any other Loan Party.

         SECTION 8.2.10 LIMITATION ON LINES OF BUSINESS. The Borrower shall not, and shall not allow any other Loan Party to, change its legal form or Organic Documents except as permitted by SECTION 8.2.3, change its Fiscal Year or engage in any business other than the construction, ownership, maintenance and operation of Generating Assets, the sale of wholesale electric power therefrom and related products and services and such other business as may be reasonably incidental thereto.

         SECTION 8.2.11 LIMITATION ON ELECTRICITY MARKET RISK EXPOSURE. The Borrower shall not, and shall not permit any other Loan Party to, directly or indirectly, engage in transactions for (or incur Indebtedness under SECTION 8.2.1(i) in connection with) any speculative purpose, including speculative transactions relating to (i) fuel procurement or sales, (ii) purchases, sales or exchanges related to capacity and energy from the Generating Assets or financial instruments related thereto or (iii) purchases, sales or exchanges of energy or emissions credits.

                                    ARTICLE 9
                                EVENTS OF DEFAULT


         SECTION 9.1 LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 9.1 shall constitute an "EVENT OF DEFAULT".


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

         SECTION 9.1.1 NON-PAYMENT OF OBLIGATIONS. The Borrower shall default in
(i) the payment or mandatory prepayment when due of any principal of any Loan or
(ii) the payment of interest on any Loan, any Facility Fee or of any other Obligation, within five Business Days after any such interest or other amount becomes due in accordance with the terms thereof or hereof.

         SECTION 9.1.2 BREACH OF WARRANTY. Any representation or warranty of any Loan Party or MGE made or deemed to be restated or remade in any Loan Document or any other writing or certificate furnished by or on behalf of such Loan Party or MGE to the Administrative Agent, the Holdings Collateral Agent or any Lender for the purposes of or in connection with any such Loan Document (including any certificates delivered pursuant to ARTICLE VI) is or shall be incorrect when made or deemed made in any material respect.

         SECTION 9.1.3 NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under SECTION 8.1.1(f)(i), 8.1.10 or 8.2.

         SECTION 9.1.4 NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. Any Loan Party shall default in the due performance and observance of any other covenant or agreement contained in any Loan Document, and such default shall continue unremedied for a period of 30 days after written notice thereof shall have been given to such Loan Party by the Administrative Agent.

         SECTION 9.1.5 DEFAULT ON OTHER INDEBTEDNESS. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (OTHER THAN Indebtedness described in SECTION 9.1.1) of any Loan Party having a principal amount, individually or in the aggregate, of at least $20,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

         SECTION 9.1.6 DEFAULT ON LEASE OBLIGATIONS. A Lease Default, Lease Event of Default, Sublease Default or Sublease Event of Default shall have occurred and be continuing.

         SECTION 9.1.7 BANKRUPTCY, INSOLVENCY. Any Loan Party or MGE shall:

         (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

         (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestration or other custodian for any Loan Party or MGE or a substantial portion of a Loan Party's or MGE's property, or make a general assignment for the benefit of creditors;

         (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestration or other custodian for a Loan Party or MGE or for a substantial part of its property, and such trustee, receiver, sequestration or other custodian shall not be discharged within 60 days, PROVIDED that nothing in the Loan Documents shall prohibit or restrict any right the Administrative Agent, the Holdings Collateral Agent or any Lender may have under applicable law to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents (and the Loan Party or MGE, as the case may be, shall not object to any such appearance);


                                    CREDIT AGREEMENT

         (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of a Loan Party or MGE, and, if any such case or proceeding is not commenced by the Loan Party or MGE, as the case may be, such case or proceeding shall be consented to or acquiesced in by the Loan Party or MGE or shall result in the entry of an order for relief or shall remain for 60 days undismissed, PROVIDED that nothing in the Loan Documents shall prohibit or restrict any right the Administrative Agent, Holdings Collateral Agent or any Lender may have under applicable law to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents (and the Borrower shall not object to any such appearance); or

         (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

         SECTION 9.1.8 PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan:

         (a) the institution of any steps by the Borrower, any member of the Controlled Group or any other Person to terminate a Pension Plan or the occurrence of any other event or condition with respect to any Pension Plan, Welfare Plan or Multiemployer Plan if, as a result of such termination or such other event or condition, together with all other such terminations, events or conditions, if any, any Loan Party or any Controlled Group member could reasonably expect to incur, individually or in the aggregate, a liability or obligation in excess of $20,000,000; or

         (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA or Section 412 of the Code.

         SECTION 9.1.9 JUDGMENTS. Any judgment or order for the payment of money in excess of $20,000,000 individually or in the aggregate (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without reservation) shall be rendered against any Loan Party and such judgments or decrees shall not have been vacated, discharged or effectively stayed or bonded within 60 days from the entry thereof.

         SECTION 9.1.10 REGULATORY VIOLATION. Any Regulatory Violation shall have occurred and be continuing.

         SECTION 9.1.11 LOAN DOCUMENTATION. This Agreement or any Loan Document is declared unenforceable or is terminated or any Lien purported to be created by any Security Document shall at any time fail to constitute a valid and perfected Lien on the Holdings Collateral intended to be covered thereby in favor of the Holdings Collateral Agent, free and clear of all other Liens (other than Permitted Liens), or any Loan Party shall assert that any of the Security Documents to which it is a party shall no longer be in full force and effect.

         SECTION 9.1.12 CHANGE IN CONTROL. Any Change in Control shall have occurred and be continuing.

         SECTION 9.2 ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES (a) through (e) of SECTION 9.1.7 shall have occurred and be continuing with respect to the Borrower, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other monetary Obligations shall automatically be and become immediately due and payable, without notice or demand.


                                    CREDIT AGREEMENT

         SECTION 9.3 ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in CLAUSES (a) through (e) of SECTION 9.1.7) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by written notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other monetary Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other monetary Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate. The rights provided for in the Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

         SECTION 9.4 RESCISSION OF DECLARATION. Any declaration made pursuant to SECTION 9.3 may, should the Required Lenders in their sole and absolute discretion so elect, be rescinded by written notice to the Borrower at any time after the principal of the Loans and the Notes shall have become due and payable, but before any judgment or decree for the payment of the monies so due, or any part thereof, shall have been entered; PROVIDED that the Borrower shall have paid all arrears of interest upon the Loans and all other amounts then owed to the Administrative Agent and the Lenders including all costs, expenses and liabilities incurred by the Administrative Agent and the Lenders in respect of such declaration and all consequences thereof (except the principal of the Loans which by such declaration shall have become payable) and every other Event of Default shall have been made good, waived or cured; PROVIDED that no such rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

                                   ARTICLE 10
                                    THE AGENT

         SECTION 10.1 ACTIONS. (a) Each Lender hereby appoints Chase as its Administrative Agent under and for purposes of each Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Without limiting the generality of the foregoing, each Lender hereby authorizes the Administrative Agent to designate and appoint Citibank, N.A. as Holdings Collateral Agent for the Lenders and the other Secured Parties under the Security Documents and to designate and appoint any successor thereto. Notwithstanding any provision to the contrary contained elsewhere in any Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used


                               CREDIT AGREEMENT
merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) Each Lender hereby agrees to indemnify (which indemnity shall survive any termination of this Agreement) the Agent-Related Persons and the Holdings Collateral Agent PRO RATA according to such Lender's Commitment's percentage of the Total Commitment Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent-Related Persons or the Holdings Collateral Agent in any way relating to or arising out of any Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent or the Holdings Collateral Agent, as the case may be, is not reimbursed by the Borrower; PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Agent-Related Person's or Holdings Collateral Agent's, as the case may be, gross negligence or willful misconduct. Neither any Agent-Related Person nor the Holdings Collateral Agent shall be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent or the Holdings Collateral Agent shall be or become, in its determination, inadequate, the Agent-Related Person or the Holdings Collateral Agent, as the case may be, may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 10.2 FUNDING RELIANCE. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender, (i) with respect to LIBO Rate Loans, by 12:00 Noon, New York City time, on the Business Day prior to a Borrowing or (ii) with respect to Base Rate Loans, by 2:00 p.m., New York City time, on the same day of a Borrowing, that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, may, but shall not be required to, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing; PROVIDED, that if such Lender makes available the amount which is its Percentage of such Borrowing on or before the next
Business Day following the day when due, the interest rate payable on such amount shall be the Federal Funds Rate.

         SECTION 10.3 EXCULPATION. No Agent-Related Person shall be liable to any Lender for any action taken or omitted to be taken by it under any Loan Document, or in connection therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor to make any inquiry respecting the performance by the Borrower of its obligations under any Loan Document. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. Each Agent-Related Person shall be entitled to rely upon advice of counsel concerning


                               CREDIT AGREEMENT
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                                    -57-


legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

         SECTION 10.4 SUCCESSOR. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may, within ten days after such notice and with the consent of the Borrower (not to be unreasonably withheld), appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, after notice to and consultation with the Borrower, appoint a successor Administrative Agent, which shall be one of the Lenders or an Assignee, and shall have a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After the effective date of any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of (a) this ARTICLE X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and (b) SECTION 11.3 and SECTION 11.4 shall continue to inure to its benefit.

         SECTION 10.5 LOANS BY CHASE. Chase shall have the same rights and powers with respect to the Loans made by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent. Chase and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Chase were not the Administrative Agent hereunder.

         SECTION 10.6 RELIANCE BY ADMINISTRATIVE AGENT. (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in SECTION 6.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the


                               CREDIT AGREEMENT

Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         SECTION 10.7 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with ARTICLE IX; PROVIDED, HOWEVER, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         SECTION 10.8 CREDIT DECISIONS. Each Lender acknowledges that it has, independently of each Agent-Related Person and each other Lender, and based on such Lender's review of the financial information of the Borrower, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under any Loan Document.

         SECTION 10.9 COPIES. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

         SECTION 10.10 INTEREST OF LENDERS IN HOLDINGS COLLATERAL. Each Lender hereby acknowledges and consents that such Lender's right or interest in the Holdings Collateral (or any portion thereof) shall be subject to the terms of the Intercreditor Agreement and the other Security Documents, including the requisite level of consent by holders of Senior Debt to enforce upon the Holdings Collateral.

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

         SECTION 11.1 WAIVERS, AMENDMENTS. (a) The provisions of each Security Document may from time to time be amended, modified or waived as necessary or advisable in connection with any incurrence of Senior Debt if such amendment, modification or waiver is in writing and consented to by each Loan Party party thereto and the Administrative Agent; PROVIDED, HOWEVER, that no such amendment, modification or waiver shall release all or any material portion of the Holdings Collateral from the Liens of the Security Documents or release


                               CREDIT AGREEMENT
any Loan Party from its obligations under the Security Documents or amend or modify the definition of "REQUIRED CREDITORS" thereunder or the percentages required for any action to be taken thereunder, in each case without the written consent of all of the Lenders. The provisions of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by each Loan Party party thereto and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver shall: (A) forgive or reduce the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender directly affected thereby; (B) amend, modify or waive any provision of this SECTION 11.1 or amend or modify the definition of "REQUIRED LENDERS" or consent to the assignment or transfer by any Loan Party of any of its rights and obligations under the Loan Documents without the written consent of all of the Lenders; (C) amend, modify or waive any provision of SECTION 4.9, or any provision in such Loan Documents which provides for amounts paid in respect of the Obligations to be shared among the Lenders ratably, without the consent of all of the Lenders. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans and Commitments. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights under the Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         (b) No failure or delay on the part of the Administrative Agent or any Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent or any Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 11.2 NOTICES. All notices and other communications provided to any party hereto under any Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its name on the signature pages hereof or set forth in the relevant Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a written notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid shall be effective five Business Days after being sent or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (if confirmed).

         SECTION 11.3 PAYMENT OF COSTS AND EXPENSES. (a) The Borrower agrees to pay promptly on demand all reasonable out-of-pocket costs and expenses of the Lead Arrangers and the Administrative Agent (including the reasonable fees and out-of-pocket costs and expenses of counsel to the Administrative Agent) in connection with:


                               CREDIT AGREEMENT

                     (i) the syndication of the Loans and the negotiation, preparation, execution and delivery of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required; and

                     (ii) the preparation and review of the form of any document or instrument relevant to any Loan Document; PROVIDED, HOWEVER, that the Borrower shall have no obligation to pay for the cost of the documentation of assignments or participations as provided in SECTION
           11.11 (unless such assignment is made pursuant to SECTION 4.11);

in each case, upon presentation of a statement of account, whether or not the transactions contemplated hereby are consummated.

         (b) Without duplication of the Borrower's obligations under SECTION 4.7, the Borrower further agrees to pay upon demand, and to save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution, delivery or enforcement of any Loan Documents or with the Borrowings hereunder. The Borrower also agrees to reimburse the Administrative Agent and each Lender, as applicable, promptly upon demand for (x) all reasonable out-of-pocket costs and expenses (including fees and out-of-pocket costs and expenses of counsel) incurred by the Administrative Agent and each Lender in connection with the negotiation of any restructuring or work-out, whether or not consummated, of any Obligations and (y) all out-of-pocket costs and expenses (including fees and out-of-pocket costs and expenses of counsel) incurred by the Administrative Agent and each Lender in connection with the enforcement of any Obligations after an Event of Default; PROVIDED that, in either case, the Borrower shall not be obligated to reimburse such costs and expenses that are found in a final judgment by a court of competent jurisdiction to have been incurred in an attempt to enforce such rights and remedies that were pursued by such Administrative Agent or Lender in bad faith and without any reasonable basis in fact or law.

         SECTION 11.4 INDEMNIFICATION. (a) In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent, the Lead Arrangers and each Lender and each of their respective affiliates, officers, directors and employees (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all losses, costs, actions, causes of action, suits, liabilities, damages and out-of-pocket costs and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including any amounts paid to any Agent-Related Person pursuant to SECTION 10.1(b) and reasonable attorneys' fees and disbursements but excluding claims for lost profits (collectively, the "INDEMNIFIED LIABILITIES"), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to:

                  (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

                  (ii) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to ARTICLE VI not to fund any Borrowing);


                               CREDIT AGREEMENT

                  (iii) any investigation, litigation, proceeding, or obligation related to any Environmental Law or other matter in any case arising out of the relationship of the parties under this Agreement; or

                  (iv) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property owned, leased or operated by any Loan Party thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), or at any other locations regardless of whether caused by, or within the control of, such Loan Party, where such claim or liability arises out of the relationship of the parties under this Agreement;

         whether or not such investigation, litigation or proceeding is brought by the Borrower or its Affiliates, any of their respective shareholders or creditors, an Indemnified Party or any other person, or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except for
         (A) any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's (i) gross negligence or willful misconduct or (ii) breach of such Indemnified Party's obligations under this Agreement; (B) any such Indemnified Liabilities that result solely from action or the failure to act by any Indemnified Party more than 90 days after Lenders acquire title to the ComEd Assets through foreclosure or otherwise which action or failure to act violates applicable Environmental Law; and (C) the increase in any Indemnified Liabilities if, and only to the extent that, such increase results from action or the failure to act by any Indemnified Party more than 90 days after Lenders acquire title to the Generating Assets through foreclosure or otherwise, which action or failure to act violates applicable Environmental Law and thereby causes an increase in any Indemnified Liabilities. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         (b) To the extent permitted by applicable law, no Indemnified Party shall have any liability to the Borrower or its Affiliates or any of their respective shareholders or creditors under any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or the use of the proceeds thereof.

         SECTION 11.5 SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, 4.7, 11.3 and 11.4, and the obligations of the Lenders under SECTION 10.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower in each Loan Document shall survive the execution and delivery of such Loan Document.

         SECTION 11.6 SEVERABILITY. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.



                               CREDIT AGREEMENT

         SECTION 11.7 HEADINGS. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

         SECTION 11.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 11.9 GOVERNING LAW; ENTIRE AGREEMENT. This Agreement, the Notes and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the state of New York. The Loan Documents, together with the fee letter referred to in SECTION 3.3.2 and the Commitment Letter, represent the agreement of the Borrower, the Administrative Agent and the Lenders and supersede any and all prior agreements and understandings, oral or written, relative or with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         SECTION 11.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

         (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

         (b) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 11.11.

         SECTION 11.11 SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this SECTION 11.11.

         SECTION 11.11.1 ASSIGNMENTS. (a) Any Lender (an "ASSIGNOR") may, in accordance with applicable law, at any time and from time to time, assign to any Person (an "ASSIGNEE"), with the consent of the Administrative Agent and, except at any time a Default or Event of Default shall have occurred and be continuing, the Borrower (which, in each case, shall not be unreasonably withheld or delayed), all or any part of its rights and obligations under this Agreement pursuant to a Lender Assignment Agreement, executed by such Assignee, such Assignor and any other Person whose consent is required pursuant to this paragraph, and delivered to the Administrative Agent for its acceptance and recording in the Register; PROVIDED that no such assignment to an Assignee (other than to any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $10,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent; and PROVIDED, FURTHER, that after giving effect to any such assignment the assigning Lender shall have Commitments remaining of at least $10,000,000 in the aggregate amount (other than in the case of an assignment of all of a Lender's interests under this Agreement). Any such assignment need not be ratable as among the Tranche A Loans, the Tranche B Loans and the Tranche C Loans. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Lender Assignment Agreement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Lender Assignment Agreement, have the rights and obligations of a Lender hereunder with a Tranche A Loan Commitment, Tranche B Loan Commitment or Tranche C


                               CREDIT AGREEMENT
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                                    -63-


Loan Commitment, as the case may be, and/or Loans as set forth therein, and
(y) the Assignor thereunder shall, to the extent provided in such Lender Assignment Agreement, be released from its obligations under this Agreement (and, in the case of a Lender Assignment Agreement covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto). Notwithstanding any provision of this SECTION
11.11.1 the consent of the Borrower shall not be required for any assignment that occurs when a Default or an Event of Default pursuant to SECTION 9.1.7 shall have occurred and be continuing with respect to the Borrower.

         (b) The Administrative Agent shall, on behalf of the Borrower, maintain at the address set forth below its name on its signature page hereof a copy of each Lender Assignment Agreement delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Tranche A Loan Commitment, Tranche B Loan Commitment or Tranche C Loan Commitment of, and the principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, each other Loan Party, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing the Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Lender Assignment Agreement, and thereupon one or more new Notes shall be issued to the designated Assignee.

         (c) Upon its receipt of a Lender Assignment Agreement executed by an Assignor, an Assignee and any other Person whose consent is required by
SECTION 11.11.1(a), together with payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Lender Assignment Agreement and (ii) record the information contained therein in the Register on the effective date determined pursuant thereto.

         (d) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this SECTION 11.11.1 concerning assignments of Loans relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

         (e) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in PARAGRAPH (d) of this SECTION 11.11.1.

         SECTION 11.11.2 PARTICIPATIONS. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that:

         (a) no participation contemplated in this SECTION 11.11.2 shall relieve such Lender from its Commitments or its other obligations under any Loan Document;

         (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;


                               CREDIT AGREEMENT
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                                    -64-


         (c) the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under each of the Loan Documents;

         (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except as provided in CLAUSE (f) of this SECTION 11.11.2;

         (e) the Borrower shall not be required to pay any amount under
   SECTION 4.3, 4.4, 4.5, 4.6, 4.7, 11.3 or 11.4, that is greater than the amount which it would have been required to pay had no participating interest been sold;

         (f) in no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans or any fees payable hereunder, extend the due date of such principal, interest or fee payments, or increase the amount or extend the Commitment Termination Date of such Loans, in each case to the extent subject to such participation;

         (g) the Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, PROVIDED that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in SECTION 4.10 as fully as if it were a Lender hereunder; and

         (h) the Borrower also agrees that each Participant shall be entitled to the benefits of SECTIONS 4.3, 4.4, 4.5, 4.6 and 4.7 with respect to its participation in the Tranche A Loan Commitments, Tranche B Loan Commitments or the Tranche C Loan Commitments, and the Loans outstanding from time to time as if it was a Lender; PROVIDED that, in the case of SECTION 4.7, such Participant shall have complied with the requirements of said Section and PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

         SECTION 11.12 OTHER TRANSACTIONS. Nothing contained herein shall preclude the Administrative Agent or any other Lender from engaging in any transaction, in addition to those contemplated by any Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 11.13 SUBMISSION TO JURISDICTION; WAIVERS. Each of the Borrower, the Administrative Agent and the Lenders hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to the Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;


                               CREDIT AGREEMENT

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth below its name on its signature page hereof or at such other address of which the Administrative Agent shall have been notified pursuant to SECTION 11.2;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         SECTION 11.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         SECTION 11.15 NON-RECOURSE PERSONS. The Lenders acknowledge that no Non- Recourse Person shall have any responsibility or liability for the Obligations.

         SECTION 11.16 ACKNOWLEDGMENTS. The Borrower hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with the Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created by any of the Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

         SECTION 11.17 RELEASES OF HOLDINGS COLLATERAL AND GUARANTEE OBLIGATIONS. (a) Notwithstanding anything to the contrary contained in any Loan Document, the Holdings Collateral Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by SECTION 11.1) to take any action requested by the Borrower having the effect of releasing any Holdings Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with SECTION 11.1 or (ii) under the circumstances described in PARAGRAPH (b) below.

         (b) At such time as the Loans and the other obligations under the Loan Documents shall have been paid in full and the Commitments have been terminated, the Administrative Agent shall instruct the Holdings Collateral Agent (i) to release the Liens on the Holdings Collateral and to return to the relevant Loan Party all stock certificates and other


                               CREDIT AGREEMENT
securities pledged under the Security Documents and (ii) to release Midwest from its obligations under the Midwest Guarantee.

         SECTION 11.18 CONFIDENTIALITY. Each of the Administrative Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement; PROVIDED that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate of any Lender, (b) to any transferee or prospective transferee that agrees to comply with the provisions of this SECTION 11.18, (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed,
(h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy under any Loan Document.

         SECTION 11.19 EFFECTIVENESS. As between the Lenders and the Administrative Agent, Article 10 of this Agreement (and similar provisions in this Agreement establishing the rights and obligations of the Administrative Agent and the Lenders as between themselves) shall become effective as to the Lenders and the Administrative Agent upon the execution and delivery of this Agreement by the Lenders and the Administrative Agent. By virtue of the execution and delivery of this Agreement by the Lenders, the Lenders hereby authorize the Administrative Agent to execute and deliver that certain Funding Agreement dated December 13, 1999 among the parties named therein (including the Administrative Agent).

















                               CREDIT AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year first above written.


                                            EDISON MISSION MIDWEST HOLDINGS CO.


                                            By: /s/ Fred W. McCluskey
                                               --------------------------------
                                                Name: Fred W. McCluskey
                                                Title: Vice President

                                            Address for Notices:
                                            18101 Von Karman Avenue
                                            Suite 1700
                                            Irvine, CA  92616
                                            Attention: General Counsel
                                            Telecopier No.: (949) 752-1420


                                            THE CHASE MANHATTAN BANK,
                                            as Administrative Agent


                                            By: /s/ Thomas L. Casey
                                               --------------------------------
                                                Name: Thomas L. Casey
                                                Title: Vice President

                                            Address for Notices:
                                            Tom Casey
                                            270 Park Avenue
                                            New York, New York 10017

                                            With a copy to :
                                            Loan & Agency Services Group
                                            The Chase Manhattan Bank
                                            1 Chase Manhattan Plaza
                                            New York, New York 10081
                                            Attention: Michael Cerniglia


                                            THE CHASE MANHATTAN BANK,
                                            as Initial Lender


                                            By: /s/ Thomas L. Casey
                                               --------------------------------
                                                Name: Thomas L. Casey
                                                Title: Vice President


                             CREDIT AGREEMENT

                                            Address for Notices:
                                            Tom Casey
                                            270 Park Avenue
                                            New York, New York 10017

                                            With a copy to :
                                            Loan & Agency Services Group
                                            The Chase Manhattan Bank
                                            1 Chase Manhattan Plaza
                                            New York, New York 10081
                                            Attention: Janet Belden


                                            CITICORP USA, INC.,
                                            as Initial Lender


                                            By: /s/ Anita J. Brickell
                                               --------------------------------
                                                Name: Anita J. Brickell
                                                Title: Attorney-In-Fact


                                            Address for Notices:
                                            399 Park Avenue
                                            4th Floor
                                            New York, New York 10043
                                            Attention: David Goldenberg
                                            Telecopier No.:


                                            SOCIETE GENERALE,
                                            as Initial Lender


                                            By: /s/ Frank Sacr
                                               --------------------------------
                                                Name: Frank Sacr
                                                Title: Director, Project Finance


                                            Address for Notices:
                                            1221 Avenue of the Americas
                                            11th Floor
                                            New York, New York 10020
                                            Attention: Donna Reynolds/Debbie
                                                       Napoli
                                            Telecopier No.:


                             CREDIT AGREEMENT

                                            WESTDEUTSCHE LANDESBANK
                                              GIROZENTRALE, New York Branch,
                                            as Initial Lender


                                            By: /s/ Jonathan Berman
                                               --------------------------------
                                                Name: Jonathan Berman
                                                Title: Managing Director


                                            By: /s/ Arminee H. Bowler
                                               --------------------------------
                                            Name: Arminee H. Bowler
                                                 Title: Managing Director

                                            Address for Notices:
                                            1211 Avenue of the Americas
                                            25th Floor
                                            New York, New York 10036-8701
                                            Attention: Jonathan Berman/Matt
                                                       Wilson
                                            Telecopier No.:


                                            BANK OF MONTREAL,
                                            as Lender


                                            By: /s/ Cahal B. Carmody
                                               --------------------------------
                                                Name: Cahal B. Carmody
                                                Title: Director


                                            Address for Notices:
                                            700 Louisiana
                                            Suite 4400
                                            Houston, TX 77002
                                            Attention: Cahal Carmody
                                            Telecopier No.:




                             CREDIT AGREEMENT

                                            MEESPIERSON CAPITAL CORP.,
                                            as Lender


                                            By: /s/ Hendrik Vroege
                                               --------------------------------
                                                Name: Hendrik Vroege
                                                Title: Managing Director



                                            By: /s/ Eugene Oliva
                                               --------------------------------
                                                Name: Eugene Oliva
                                                Title: Assistant Vice President

                                            Address for Notices:
                                            3 Stamford Plaza
                                            301 Tresser Boulevard
                                            9th Floor
                                            Stamford, CT 06901-3239
                                            Attention: Marlene Ellis
                                            Telecopier No.:


                                            THE ROYAL BANK OF SCOTLAND PLC,
                                            as Lender


                                            By: /s/ Derek Weir
                                               --------------------------------
                                                Name: Derek Weir
                                                Title: Vice President



                                            Address for Notices:
                                            88 Pine Street
                                            Wall Street Plaza
                                            26th Floor
                                            New York, New York 10005
                                            Attention: Jeanne DeQuar
                                            Telecopier No.:



                             CREDIT AGREEMENT

                                            THE BANK OF NOVA SCOTIA,
                                            as Lender


                                            By: /s/ John Quick
                                               --------------------------------
                                                Name: John Quick
                                                Title: Managing Director


                                            Address for Notices:
                                            600 Peachtree Street
                                            Suite 2700
                                            Atlanta, GA 30383
                                            Attention: Kathy Clark
                                            Telecopier No.:

                                            With a copy to :
                                            580 California Street
                                            Suite 2100
                                            San Francisco, CA 94101
                                            Attention: John Quick
                                            Telecopier No.:


                                            BANK OF AMERICA, N.A.,
                                            as Lender


                                            By: /s/ John Henry Pollock
                                               --------------------------------
                                                Name: John Henry Pollock
                                                Title: Principal


                                            Address for Notices:
                                            101 N. Tryon Street
                                            NC1-001-15-04
                                            Charlotte, NC 28255
                                            Attention: Lynne Cole
                                            Telecopier No.:


                             CREDIT AGREEMENT

                                            ABN AMRO BANK N.V.,
                                            as Lender


                                            By: /s/ David B. Bryant
                                               --------------------------------
                                                Name: David B. Bryant
                                                Title: Group Vice President



                                            By: /s/ Steven L. Bissonnette
                                               --------------------------------
                                                Name: Steven L. Bissonnette
                                                Title: Group Vice President and
                                                       Director

                                            Address for Notices:
                                            208 South LaSalle Street
                                            Suite 1500
                                            Chicago, IL 60604-1003
                                            Attention: Credit Administration
                                            With a copy to:
                                            135 South LaSalle Street
                                            Suite 710
                                            Chicago, IL 60603
                                            Attention: David Bryant
                                            Telecopier No.: (312) 583-6111


                                            LEHMAN COMMERCIAL PAPER INC.,
                                            as Lender


                                            By: /s/ Michele Swanson
                                               --------------------------------
                                                Name: Michele Swanson
                                                Title: Authorized Signatory


                                            Address for Notices:
                                            C/o Bankers Trust Company
                                            Corporate Trust & Agency Group
                                            Loan Services
                                            4 Albany Street
                                            7th Floor
                                            New York, New York 10006
                                            Attention: Jason Yoo
                                            Telecopier No.:


                             CREDIT AGREEMENT

                                            With a copy to:
                                            3 World Financial Center
                                            10th Floor
                                            New York, New York 10285


                                            DRESDNER BANK AG,
                                            New York and Grand Cayman Branches,
                                            as Lender


                                            By: /s/ Andrew Schroeder
                                               --------------------------------
                                                Name: Andrew Schroeder
                                                Title: Vice President



                                            By: /s/ Kirk Edelman
                                               --------------------------------
                                                Name: Kirk Edelman
                                                Title: Vice President

                                            Address for Notices:
                                            75 Wall Street
                                            New York, New York 10005-2889
                                            Attention: Annabelle Librojo
                                            Telecopier No.:


                                            BAYERISCHE LANDESBANK GIROZENTRALE,
                                            as Lender


                                            By: /s/ Christopher Stolarski
                                               --------------------------------
                                                Name: Christopher Stolarski
                                                Title: Vice President



                                            By: /s/ Peter Obermann
                                               --------------------------------
                                                Name: Peter Obermann
                                                Title: Senior Vice President


                             CREDIT AGREEMENT

                                            Address for Notices:
                                            560 Lexington Avenue
                                            New York, New York 10094
                                            Attention: Patricia Sanchez
                                            Telecopier No.:


                                            BARCLAYS BANK PLC,
                                            as Lender


                                            By: /s/ Sydney G. Dennis
                                               --------------------------------
                                                Name: Sydney G. Dennis
                                                Title: Director


                                            Address for Notices:
                                            222 Broadway
                                            New York, New York 10038
                                            Attention: Marsha Hamlette
                                            Telecopier No.:


                                            NATIONAL WESTMINSTER BANK Plc,
                                            New York Branch
                                            as Lender


                                            By: /s/ Maria Amaral-LeBlanc
                                               --------------------------------
                                                Name: Maria Amaral-LeBlanc
                                                Title: Vice President


                                            NATIONAL WESTMINSTER BANK Plc,
                                            Nassau Branch
                                            as Lender


                                            By: /s/ Maria Amaral-LeBlanc
                                               --------------------------------
                                                Name: Maria Amaral-LeBlanc
                                                Title: Vice President


                             CREDIT AGREEMENT

                                            Address for Notices:
                                            65 East 55th Street
                                            New York, New York 10022
                                            Attention: Sattie Chinapen


                                            UNION BANK OF CALIFORNIA, N.A.,
                                            as Lender


                                            By: /s/ Robert J. Cole
                                               --------------------------------
                                                Name: Robert J. Cole
                                                Title: Vice President


                                            Address for Notices:
                                            Commercial Loan Operations
                                            1980 Saturn Street
                                            Monterey Park, CA 91755
                                            Attention: Ruby Gonzales
                                            Telecopier No.:


                                            BANK ONE, NA (Chicago Branch),
                                            as Lender


                                            By: /s/ Jane A. Bek
                                               --------------------------------
                                                Name: Jane A. Bek
                                                Title: Vice President


                                            Address for Notices:
                                            1 Bank One Plaza
                                            Suite 0634
                                            Chicago, IL 60670
                                            Attention: Claudia Kich
                                            Telecopier No.:



                             CREDIT AGREEMENT

                                            TORONTO DOMINION (TEXAS) INC.,
                                            as Lender


                                            By: /s/ Lynn Chasin
                                               --------------------------------
                                                Name: Lynn Chasin
                                                Title: Vice President


                                            Address for Notices:
                                            909 Fannin Street
                                            17th Floor
                                            Houston, TX 77010
                                            Attention: Lynn Chasin
                                            Telecopier No.:


                                            BANQUE NATIONALE DE PARIS,
                                            as Lender


                                            By: /s/ Gordon R. Cook
                                               --------------------------------
                                                Name: Gordon R. Cook
                                                Title: Vice President



                                            By: /s/ James P. Culhane, CFA
                                               --------------------------------
                                                Name: James P. Culhane, CFA
                                                Title: Assistant Vice President

                                            Address for Notices:
                                            Treasury Department
                                            180 Montgomery Street
                                            San Francisco, CA 94101
                                            Attention: Don Hart
                                            Telecopier No.:

                                            With a copy to:
                                            725 S. Figueroa Street
                                            Suite 2090
                                            Los Angeles, CA 90017
                                            Attention: James Culhane
                                            Telecopier No.:


                             CREDIT AGREEMENT

                                            COMMERZBANK AKTIENGESELLSCHAFT,
                                              New York Branch,
                                            as Lender


                                            By: /s/ Christian Jagenberg
                                               --------------------------------
                                                Name: Christian Jagenberg
                                                Title: SVP and Manager



                                            By: /s/ Steven F. Larsen
                                               --------------------------------
                                                Name: Steven F. Larsen
                                                Title: Vice President

                                            Address for Notices:
                                            2 World Financial Center
                                            New York, New York 10281-1050
                                            Attention: Christine Hunermund
                                            Telecopier No.:


                                            SANPAOLO IMI S.p.A.,
                                            as Lender


                                            By: /s/ Robert Wurster
                                               --------------------------------
                                                Name: Robert Wurster
                                                Title: First Vice President



                                            By: /s/ Bitore Vidoco
                                               --------------------------------
                                                Name: Bitore Vidoco
                                                Title: Vice President

                                            Address for Notices:
                                            245 Park Avenue
                                            35th Floor
                                            New York, New York 10167
                                            Attention: Gerardo Suarez/John
                                                       Ferrante
                                            Telecopier No.:


                             CREDIT AGREEMENT

                                            CREDIT LOCAL DE FRANCE, New York
                                              Agency
                                            as Lender


                                            By: /s/ James R. Miller
                                               --------------------------------
                                                Name: James R. Miller
                                                Title: General Manager CLF NY
                                                       Agency



                                            By: /s/ Thomas A. Brownsword
                                               --------------------------------
                                                Name: Thomas A. Brownsword
                                                Title: Vice President

                                            Address for Notices:
                                            450 Park Avenue
                                            New York, New York 10022
                                            Attention: Aida Slabotzky
                                            Telecopier No.:


                                            THE FUJI BANK, LIMITED,
                                            as Lender


                                            By: /s/ Yoshiaki Inoue
                                               --------------------------------
                                                Name: Yoshiaki Inoue
                                                Title: Senior Vice President &
                                                       Manager



                                            Address for Notices:
                                            Two World Trade Center
                                            79th Floor
                                            New York, New York 10048
                                            Attention: Tina Catapano/Betty Ali
                                            Telecopier No.:



                             CREDIT AGREEMENT

                                            KBC BANK N.V.,
                                            as Lender


                                            By: /s/ Robert Snauffer
                                               --------------------------------
                                                Name: Robert Snauffer
                                                Title: First Vice President



                                            By: /s/ Francis X. Payne
                                               --------------------------------
                                                Name: Francis X. Payne
                                                Title: Vice President

                                            Address for Notices:
                                            125 West 55th Street
                                            10th Floor
                                            New York, New York 10019
                                            Attention: Michael Curran
                                            Telecopier No.:


                                            CREDIT LYONNAIS, New York Branch
                                            as Lender


                                            By: /s/ Michael F Grup
                                               --------------------------------
                                                Name: Michael F Grup
                                                Title: First Vice President


                                            Address for Notices:
                                            1301 Avenue of the Americas
                                            New York, New York 10019
                                            Attention: Justine Ventrelli
                                            Telecopier No.:



                             CREDIT AGREEMENT

                                            MB FINSTRUTTURE, S.p.A.
                                            as Lender


                                            By: /s/ M. Di Carlo
                                               --------------------------------
                                                Name: M. Di Carlo
                                                Title:



                                            By: /s/ Mauro Maia
                                               --------------------------------
                                                Name: Mauro Maia
                                                Title:

                                            Address for Notices:
                                            Via Filodrammatici 10
                                            Milano, Italy 20121
                                            Attention: Simonpietro Felice
                                            Telecopier No.:


                                            ABBEY NATIONAL TREASURY SERVICES
                                              plc,
                                            as Lender


                                            By: /s/ Derek Gordon
                                               --------------------------------
                                                Name: Derek Gordon
                                                Title: Head of Project Finance



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            26-28 Dorset Square
                                            London, NW1 6QC
                                            United Kingdom
                                            Attention: Sue Hawkins
                                            Telecopier No.:


                             CREDIT AGREEMENT

                                            AUSTRALIA AND NEW ZEALAND BANKING
                                              GROUP LIMITED,
                                            as Lender


                                            By: /s/ Elizabeth M. Waters
                                               --------------------------------
                                               Name: Elizabeth M. Waters
                                               Title: Vice President


                                            Address for Notices:
                                            1177 Avenue of the Americas
                                            New York, New York 10036-2798
                                            Attention: Tessie Amante/Doreen
                                                       Klingenbeck
                                            Telecopier No.:


                                            CIBC INC.,
                                            as Lender


                                            By: /s/ Denis P. O'Meara
                                               --------------------------------
                                                Name: Denis P. O'Meara
                                                Title: Executive Director CIBC
                                                       World Markets Corp. As
                                                       Agent


                                            Address for Notices:
                                            Two Paces West
                                            2727 Paces Ferry Raod
                                            Suite 1200
                                            Atlanta, GA 30309
                                            Attention: Beverly Bowman/Miriam
                                                       McCart
                                            Telecopier No.:


                             CREDIT AGREEMENT

                                            NORDDEUTSCHE LANDESBANK
                                              GIROZENTRALE New York/Grand Cayman
                                              Islands Branches,
                                            as Lender


                                            By: /s/ Stephanie Finnen
                                               --------------------------------
                                                Name: Stephanie Finnen
                                                Title: VP



                                            By: /s/ Stephen K. Hunter
                                               --------------------------------
                                                Name: Stephen K. Hunter
                                                Title: SVP

                                            Address for Notices:
                                            1114 Avenue of the Americas
                                            New York, New York 10036
                                            Attention: Stefanie Scholz
                                            Telecopier No.:


                                            THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED,
                                            as Lender


                                            By: /s/ Carl-Eric Benzinger
                                               --------------------------------
                                                Name: Carl-Eric Benzinger
                                                Title: Senior Vice President


                                            Address for Notices:
                                            1251 Avenue of the Americas
                                            New York, New York 10020-1104
                                            Attention: Richard Emmich
                                            Telecopier No.:


                             CREDIT AGREEMENT

                                            NATIONAL AUSTRALIA BANK LIMITED,
                                              (A.C.N. 004044937)
                                            as Lender


                                            By: /s/ Thomas R. Cronin
                                               --------------------------------
                                                Name: Thomas R. Cronin
                                                Title: Vice President


                                            Address for Notices:
                                            200 Park Avenue
                                            34th Floor
                                            New York, New York 10166
                                            Attention: Lidia Saniuk/Geraldine
                                                       Harper
                                            Telecopier No.:


                                            BAYERISCHE HYPO-UND VEREINSBANK
                                            AG, New York Branch,
                                            as Lender


                                            By: /s/ Alexander M. Blodi
                                               --------------------------------
                                                Name: Alexander M. Blodi
                                                Title: Director



                                            By: /s/ Pamela J. Gillons
                                               --------------------------------
                                                Name: Pamela J. Gillons
                                                Title: Associate Director

                                            Address for Notices:
                                            150 East 42nd Street
                                            New York, New York 10017
                                            Attention: Arelis Cepeda
                                            Telecopier No.:


                             CREDIT AGREEMENT

                                            BANK HAPOALIM B.M.,
                                            as Lender


                                            By: /s/ Shaun Breidbart
                                               --------------------------------
                                                Name: Shaun Breidbart
                                                Title: Vice President



                                            By: /s/ Laura Anne Raffa
                                               --------------------------------
                                                Name: Laura Anne Raffa
                                                Title: First Vice President &
                                                       Corporate Manager

                                            Address for Notices:
                                            1177 Avenue of the Americas
                                            New York, New York 10036
                                            Attention: Donna Gindoff/Ivelis
                                                       Cruz
                                            Telecopier No.:


                                            COBANK, ACB,
                                            as Lender


                                            By: /s/ Teresa L. Fountain
                                               --------------------------------
                                                Name: Teresa L. Fountain
                                                Title: Assistant Corporate
                                                       Secretary


                                            Address for Notices:
                                            5500 South Quebec Street
                                            Englewood, CO 80111
                                            Attention: Ryan Spearman
                                            Telecopier No.:


                             CREDIT AGREEMENT

                                            BANKGESELLSCHAFT BERLIN AG, London
                                            Branch, as Lender


                                            By: /s/ H. Van Wyk
                                               --------------------------------
                                                Name: H. Van Wyk
                                                Title: Director



                                            By: /s/ Philip J. Nias
                                               --------------------------------
                                                Name: Philip J. Nias
                                                Title: Director

                                            Address for Notices:
                                            1 Crown Court
                                            Cheapside
                                            London E2C2V 6LR
                                            England
                                            Attention: Penny Neville-Park/
                                                       Collette Hayden
                                            Telecopier No.:


                                            NATEXIS BANQUE,
                                            as Lender


                                            By: /s/ Anadi Jauhari
                                               --------------------------------
                                                Name: Anadi Jauhari
                                                Title: Vice President & Group
                                                       Manager Project Finance
                                                       Group


                                            By: /s/ Anthony Perna
                                               --------------------------------
                                                Name: Anthony Perna
                                                Title: A.V.P.


                                            Address for Notices:
                                            645 Fifth Avenue
                                            20th Floor
                                            New York, New York 10022
                                            Attention: Endina Barletta
                                            Telecopier No.: (212) 872-5045


                             CREDIT AGREEMENT

                                            COMPAGNIE FINANCIERE DE CIC ET DE
                                              L'UNION EUROPEENNE,
                                            as Lender


                                            By: /s/ Muriel Girardot
                                               --------------------------------
                                                Name: Muriel Girardot
                                                Title: Vice President


                                            By: /s/ Daniel Staffelbach
                                               --------------------------------
                                                Name: Daniel Staffelbach
                                                Title: Associate

                                            Address for Notices:
                                            4 Rue Gaillon
                                            F-75002 Paris
                                            France
                                            Attention: Annick Merard
                                            Telecopier No.:


                                            MELLON BANK, N.A.,
                                            as Lender


                                            By: /s/ Mark W. Rogers
                                               --------------------------------
                                                Name: Mark W. Rogers
                                                Title: Vice President


                                            Address for Notices:
                                            Three Mellon Bank Center
                                            Rom 1203
                                            Pittsburgh, PA 15259-0003
                                            Attention: Loan Administration
                                                       Dept.
                                            Telecopier No.:


                                            CHANG HWA COMMERCIAL BANK, LTD.,
                                            as Lender


                                            By: /s/ James Lin
                                               --------------------------------
                                                Name: James Lin
                                                Title: Vice President & General
                                                       Manager

                             CREDIT AGREEMENT
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                                            Address for Notices:
                                            333 South Grand Avenue
                                            Suite 600
                                            Los Angeles, CA 90071
                                            Attention: Jean Luu
                                            Telecopier No.:


                                            BANK OF CHINA, NEW YORK,
                                            as Lender

                                            By: /s/ Li Chuanjie
                                               --------------------------------
                                                Name: Li Chuanjie
                                                Title: General Manager

                                            Address for Notices:
                                            410 Madison Avenue
                                            New York, New York 10017
                                            Attention: Kevin Cheung
                                            Telecopier No.:













                              CREDIT AGREEMENT